UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22452

First Trust Series Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust Preferred
Securities and Income Fund

Annual Report
For the Year Ended
October 31, 2020

First Trust Preferred Securities and Income Fund
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Preferred Securities and Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income Fund
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Preferred Securities and Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new President-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Preferred Securities and Income Fund
“AT A GLANCE”
As of October 31, 2020 (Unaudited)
Fund Statistics
First Trust Preferred Securities and Income Fund	Net Asset Value (NAV)
Class A (FPEAX)	$21.31
Class C (FPECX)	$21.43
Class F (FPEFX)	$21.59
Class I (FPEIX)	$21.43
Class R3 (FPERX)	$21.26

Sector Allocation	% of Total Investments
Financials	74.4%
Utilities	8.8
Energy	7.1
Consumer Staples	4.3
Industrials	3.0
Communication Services	1.4
Real Estate	1.0
Total	100.0%

Country Allocation	% of Total Investments
United States	47.5%
United Kingdom	10.0
Canada	8.9
France	6.7
Switzerland	4.8
Australia	4.2
Netherlands	4.2
Bermuda	4.0
Italy	3.1
Spain	1.6
Mexico	1.2
Finland	1.1
Denmark	1.0
Japan	0.9
Chile	0.4
Sweden	0.4
Total	100.0%

Credit Quality(1)	% of Total Fixed-Income Investments
A-	0.6%
BBB+	11.3
BBB	25.5
BBB-	27.0
BB+	19.8
BB	8.1
BB-	2.6
B+	1.1
B	0.7
Not Rated	3.3
Total	100.0%

Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	3.0%
Barclays PLC	1.9
AerCap Holdings N.V.	1.8
Barclays PLC	1.8
Enbridge, Inc., Series 16-A	1.6
Wells Fargo & Co., Series L	1.5
Credit Agricole S.A.	1.5
Credit Agricole S.A.	1.4
Lloyds Banking Group PLC	1.3
AXIS Specialty Finance LLC	1.3
Total	17.1%

Dividend Distributions	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R3 Shares
Current Monthly Distribution per Share(2)	$0.0855	$0.0720	$0.0873	$0.0900	$0.0811
Current Distribution Rate on NAV(3)	4.81%	4.03%	4.85%	5.04%	4.58%
(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(2)	Most recent distribution paid or declared through 10/31/2020. Subject to change in the future.
(3)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2020. Subject to change in the future.

First Trust Preferred Securities and Income Fund
“AT A GLANCE” (Continued)
As of October 31, 2020 (Unaudited)
Performance of a $10,000 investment
This chart compares your Fund’s Class I performance to that of the ICE BofA Fixed Rate Preferred Securities Index, the ICE BofA U.S. Capital Securities Index and the Blended Index(4) from 1/11/2011 through 10/31/2020.

Performance as of October 31, 2020
	A Shares Inception 2/25/2011		C Shares Inception 2/25/2011		F Shares Inception 3/2/2011	I Shares Inception 1/11/2011	R3 Shares Inception 3/2/2011	Blended Index*(4)	P0P1* ICE BofA Fixed Rate Preferred Securities Index	C0CS* ICE BofA U.S. Capital Securities Index
Cumulative Total Returns	w/o sales charge	w/max 4.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges	w/o sales charges	w/o sales charges	w/o sales charges
1 Year	1.53%	(3.04)%	0.84%	(0.12)%	1.79%	1.63%	1.32%	5.13%	4.03%	6.15%
Average Annual Total Returns
5 Years	5.61%	4.64%	4.89%	4.89%	5.76%	5.89%	5.31%	6.11%	5.78%	6.41%
Since Inception	6.09%	5.58%	5.35%	5.35%	6.26%	6.45%	5.75%	6.71%	6.47%	7.01%
30-Day SEC Yield(5)	3.36%		2.85%		3.65%	3.78%	3.29%	N/A	N/A	N/A
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor and Sub-Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and Rule 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule 12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, the combined Rule 12b-1 distribution and service fees for Class R3 Shares were 0.75% of average daily net assets.
(4)	The Blended Index return is a 50/50 split between the ICE BofA Fixed Rate Preferred Securities Index and ICE BofA U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund’s expense ratio and generating a higher yield.

Portfolio Commentary
First Trust Preferred Securities and Income Fund
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Preferred Securities and Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Chief Strategist and Senior Vice President
Annual Report Commentary
Market Recap
The 12-month period ended October 31, 2020 was a volatile period for the preferred and hybrid securities market, yet all parts of the market earned positive returns. The beginning of the period was marked by very strong performance, as supportive central bank policy, solid economic data, the extension of the BREXIT deadline in the United Kingdom and positive fund flows all helped drive the market higher. However, this all changed during the latter part of the first quarter of 2020 with the onset of the coronavirus (“COVID-19”) pandemic and the associated economic shutdowns. Prices across the preferred and hybrid securities market dropped precipitously as investors pulled money from the space, funds de-levered aggressively and investor sentiment plummeted. In response to the economic fallout, central banks globally embarked on unprecedented stimulus measures while governments passed enormous fiscal spending plans to support consumers and households in the face of rising unemployment. These measures significantly improved liquidity and market functioning across financial markets and helped support the economic recovery. In the U.S., rates dropped across the curve, with 10-Year Treasury yields reaching all-time low levels, while current yield spreads versus 10-Year Treasuries in the preferred and hybrid securities market widened to levels not seen since the global financial crisis of 2008. Despite the economic slowdown, many issuers in the preferred and hybrid securities market were able to beat earnings expectations in both the second and third quarters of 2020. Banks in particular reported strong quarterly numbers overall, increasing capital buffers and reporting less provisions than expected, supporting the positive credit story. The improved investor sentiment and fundamentals during the latter part of the 12-month period ended October 31, 2020 spurred positive fund flows and spreads tightened across the space. The credit strength across the major issuers in the preferred and hybrid securities market, including banks, insurance companies and utilities, remained intact and proved resilient in the face of large shocks to the global economy. For the 12-month period ended October 31, 2020, the retail market produced returns of 4.03% while the institutional market gained 6.15%, according to the ICE BofA Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofA US Capital Securities Index (“C0CS”), respectively. European contingent convertible capital securities (“CoCos”) also performed well, returning 5.25% during the period, as measured by the ICE USD Investment Contingent Capital Index (“CDLR”).
Performance Analysis
For the 12-month period ended October 31, 2020 the Fund’s I-shares produced a total return of 1.63% compared to the benchmark’s (a 50/50 blend of P0P1 and C0Cs) total return of 5.13%. The Fund’s divergence in performance from the benchmark during the period was primarily a result of defensive interest rate positioning and an overweight allocation to non-investment grade securities. Investments in newly issued securities in the last half of the fiscal year contributed positively to the Fund’s relative performance.
As rates quickly dropped across the U.S. Treasury yield curve following the Federal Reserve’s (the “Fed”) unprecedented response to the COVID-19 pandemic, long duration securities outperformed, while floating rate and short duration securities underperformed. The Fund’s weighting in floating rate securities, which are not held in the benchmark, and its underweight allocation to long duration (10+ years) securities both contributed to underperformance during the period. We believe it is prudent to not extend duration of the Fund to match the benchmark as the prospect for yield curve steepening is increasing, which may result in a negative impact on longer duration preferred and hybrid securities.

Portfolio Commentary (Continued)
First Trust Preferred Securities and Income Fund
Annual Report
October 31, 2020 (Unaudited)
Another consequence to the economic slowdown from the COVID-19 pandemic was spread decompression between investment grade and non-investment grade securities. The benchmark is entirely comprised of investment grade securities, including a relatively large weighting in high quality Japanese issuers, which outperformed during the period.
Furthermore, as travel and energy consumption materially decreased after the onset of the COVID-19 pandemic, midstream energy pipelines and aircraft lessors also underperformed during the period. The Fund maintains a small exposure to both industry segments, which had an outsized adverse impact to relative performance. However, we remain confident in the outlook for the securities held by the Fund in these industry segments, as issuer credit fundamentals are stable with recent earnings that have exceeded expectations, along with sufficient liquidity and favorable security structures.
Within the $25 par retail market, liquidity and pricing dislocations that occurred in March 2020 after the onset of the COVID-19 pandemic created opportunities as well as risks for the Fund. In particular, the Fund reduced its allocation to higher beta industries, such as mortgage real estate investment trusts (“REITs”), during the sell-off as liquidity became challenged. However, the Fund was also very active adding to select names within the insurance, energy and banking industries, which contributed to relative outperformance during the second half of the period.
After spreads widened following the pandemic, new issuance in the second and third quarters of 2020 came to market with attractive reset spreads and structures, such as constant maturity Treasury (“CMT”) resets and discrete call features. The Fund took advantage of these opportunities within the primary issuance market during the period, selectively focusing on newly issued securities with the best combination of credit, relative valuation, and structure.
Market and Fund Outlook
With the uncertainty due to macro conditions, Stonebridge is committed to protecting investor portfolios against near-term risks, while also positioning for future outperformance. Our focus is on improving the quality of investor portfolios, including strengthening the holdings in terms of credit and security structure, while also positioning for the possibility of interest-rate volatility due to fiscal stimulus and inflationary pressures. We are finding value across the entire universe of preferred and hybrid securities, including both the $25 par exchange traded and $1000 par over-the-counter markets and strive to make portfolio adjustments as opportunities are presented. We believe the secondary market will likely find technical support from investor inflows and limited net new issue supply expectations. Attractive valuations, combined with high yields and strong issuer credit fundamentals, will likely drive outperformance of preferred and hybrid securities to other asset classes, in our opinion.

First Trust Preferred Securities and Income Fund
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Actual Expenses			Hypothetical (5% Return Before Expenses)
Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020 - 10/31/2020 (a)	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020 - 10/31/2020 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,093.20	$ 7.05	$ 1,000.00	$ 1,018.40	$ 6.80	1.34%
Class C	1,000.00	1,089.60	10.77	1,000.00	1,014.83	10.38	2.05
Class F	1,000.00	1,094.00	6.84	1,000.00	1,018.60	6.60	1.30
Class I	1,000.00	1,095.00	5.53	1,000.00	1,019.86	5.33	1.05
Class R3	1,000.00	1,092.00	8.68	1,000.00	1,016.84	8.36	1.65

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust Preferred Securities and Income Fund
Portfolio of Investments
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 20.3%
	Banks – 4.9%
298	Banco Santander S.A., Series 6, 3 Mo. LIBOR + 0.52%, minimum 4.00% (a)	4.00%	(b)	$7,525
32,470	Bank of America Corp., Series NN	4.38%	(b)	811,750
30,000	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (a)	6.58%	10/30/40	822,000
11,880	Citizens Financial Group, Inc., Series E	5.00%	(b)	300,564
37,283	Fifth Third Bancorp, Series A	6.00%	(b)	990,236
13,485	First Midwest Bancorp, Inc., Series A	7.00%	(b)	367,736
30,093	First Republic Bank, Series K	4.13%	(b)	757,441
30,098	Fulton Financial Corp., Series A	5.13%	(b)	762,984
131,000	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (a)	6.07%	02/15/40	3,371,940
1,718	KeyCorp, Series F	5.65%	(b)	45,510
6,129	KeyCorp, Series G	5.63%	(b)	165,789
35,529	People’s United Financial, Inc., Series A (c)	5.63%	(b)	963,902
25,371	Pinnacle Financial Partners, Inc., Series B	6.75%	(b)	679,943
8,440	Truist Financial Corp., Series R	4.75%	(b)	220,200
28,452	Valley National Bancorp, Series B (c)	5.50%	(b)	686,547
1,079	Wells Fargo & Co., Series O	5.13%	(b)	27,169
36,875	Wells Fargo & Co., Series X	5.50%	(b)	939,206
15,542	Wells Fargo & Co., Series Y	5.63%	(b)	402,693
30,000	WesBanco, Inc., Series A (c)	6.75%	(b)	792,900
42,690	Wintrust Financial Corp., Series E (c)	6.88%	(b)	1,136,408
				14,252,443
	Capital Markets – 0.8%
14,977	Affiliated Managers Group, Inc.	4.75%	09/30/60	393,521
2,917	Apollo Global Management, Inc., Series A	6.38%	(b)	75,755
30,416	Apollo Global Management, Inc., Series B	6.38%	(b)	805,720
7,095	Legg Mason, Inc.	5.45%	09/15/56	182,412
4,968	Morgan Stanley, Series K (c)	5.85%	(b)	139,998
6,832	Oaktree Capital Group LLC, Series A	6.63%	(b)	182,551
20,549	Oaktree Capital Group LLC, Series B	6.55%	(b)	550,508
				2,330,465
	Consumer Finance – 0.5%
41,501	Capital One Financial Corp., Series I	5.00%	(b)	1,043,750
17,588	Capital One Financial Corp., Series J	4.80%	(b)	435,655
				1,479,405
	Diversified Financial Services – 0.4%
34,751	Equitable Holdings, Inc., Series A	5.25%	(b)	878,853
9,032	National Rural Utilities Cooperative Finance Corp.	5.50%	05/15/64	245,670
				1,124,523
	Diversified Telecommunication Services – 0.5%
50,278	AT&T, Inc., Series C	4.75%	(b)	1,271,531
5,477	Qwest Corp.	6.75%	06/15/57	143,114
				1,414,645
	Electric Utilities – 0.7%
74,994	Southern (The) Co., Series C	4.20%	10/15/60	1,908,222
	Equity Real Estate Investment Trusts – 0.2%
23,594	Global Net Lease, Inc., Series A	7.25%	(b)	606,366
1,357	Public Storage, Series M	4.13%	(b)	35,078
				641,444
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Food Products – 1.1%
11,000	CHS, Inc., Series 1	7.88%	(b)	$307,670
93,791	CHS, Inc., Series 2 (c)	7.10%	(b)	2,573,625
3,016	CHS, Inc., Series 3 (c)	6.75%	(b)	79,894
6,575	CHS, Inc., Series 4	7.50%	(b)	184,231
				3,145,420
	Gas Utilities – 0.3%
24,497	South Jersey Industries, Inc.	5.63%	09/16/79	623,938
4,838	Spire, Inc., Series A	5.90%	(b)	132,368
				756,306
	Independent Power & Renewable Electricity Producers – 0.2%
22,738	Brookfield Renewable Partners L.P., Series 17	5.25%	(b)	590,279
	Insurance – 5.8%
74,601	Aegon Funding Co., LLC	5.10%	12/15/49	1,944,102
89,479	American Equity Investment Life Holding Co., Series A (c)	5.95%	(b)	2,228,027
35,257	American Equity Investment Life Holding Co., Series B (c)	6.63%	(b)	918,797
4,822	AmTrust Financial Services, Inc.	7.25%	06/15/55	86,314
5,383	AmTrust Financial Services, Inc.	7.50%	09/15/55	95,871
10,978	Aspen Insurance Holdings Ltd.	5.63%	(b)	280,378
48,048	Aspen Insurance Holdings Ltd.	5.63%	(b)	1,203,602
15,231	Aspen Insurance Holdings Ltd. (c)	5.95%	(b)	398,900
80,907	Athene Holding Ltd., Series A (c)	6.35%	(b)	2,166,690
30,407	Athene Holding Ltd., Series C (c)	6.38%	(b)	817,948
13,139	Axis Capital Holdings Ltd., Series E	5.50%	(b)	334,782
73,827	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (a)	3.47%	05/15/37	1,439,627
44,523	Enstar Group Ltd., Series D (c)	7.00%	(b)	1,185,202
12,108	National General Holdings Corp.	7.63%	09/15/55	309,359
7,162	National General Holdings Corp., Series B	7.50%	(b)	181,270
10,158	National General Holdings Corp., Series C	7.50%	(b)	264,413
359	PartnerRe Ltd., Series I	5.88%	(b)	9,237
10,700	Phoenix Cos. (The), Inc.	7.45%	01/15/32	150,469
90,651	Prudential Financial, Inc.	4.13%	09/01/60	2,293,915
2,267	Reinsurance Group of America, Inc. (c)	5.75%	06/15/56	61,708
8,128	W.R. Berkley Corp.	5.75%	06/01/56	209,215
6,120	W.R. Berkley Corp.	4.25%	09/30/60	157,253
				16,737,079
	Mortgage Real Estate Investment Trusts – 0.9%
25,000	AGNC Investment Corp., Series C (c)	7.00%	(b)	571,250
30,561	AGNC Investment Corp., Series F (c)	6.13%	(b)	661,646
47,332	Annaly Capital Management, Inc., Series F (c)	6.95%	(b)	1,065,443
7,000	Annaly Capital Management, Inc., Series I (c)	6.75%	(b)	157,640
				2,455,979
	Multi-Utilities – 1.3%
31,472	Algonquin Power & Utilities Corp. (c)	6.88%	10/17/78	840,617
46,797	Algonquin Power & Utilities Corp., Series 19-A (c)	6.20%	07/01/79	1,259,776
30,055	Brookfield Infrastructure Partners L.P., Series 13	5.13%	(b)	773,315
35,444	Integrys Holding, Inc. (c)	6.00%	08/01/73	967,621
				3,841,329
	Oil, Gas & Consumable Fuels – 1.0%
4,582	DCP Midstream L.P., Series B (c)	7.88%	(b)	79,452
965	Energy Transfer Operating L.P., Series C (c)	7.38%	(b)	17,650

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
3,008	Energy Transfer Operating L.P., Series D (c)	7.63%	(b)	$56,370
93,614	Energy Transfer Operating L.P., Series E (c)	7.60%	(b)	1,820,792
15,808	NuStar Energy L.P., Series A (c)	8.50%	(b)	296,084
39,987	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (a)	6.97%	01/15/43	749,356
				3,019,704
	Real Estate Management & Development – 0.7%
41,143	Brookfield Property Partners L.P., Series A	5.75%	(b)	798,174
10,209	Brookfield Property Partners L.P., Series A-1	6.50%	(b)	213,164
51,671	Brookfield Property Partners L.P., Series A2	6.38%	(b)	1,043,754
				2,055,092
	Thrifts & Mortgage Finance – 0.3%
36,034	New York Community Bancorp, Inc., Series A (c)	6.38%	(b)	934,362
	Trading Companies & Distributors – 0.6%
39,470	Air Lease Corp., Series A (c)	6.15%	(b)	905,442
26,733	WESCO International, Inc., Series A (c)	10.63%	(b)	774,722
				1,680,164
	Wireless Telecommunication Services – 0.1%
11,017	United States Cellular Corp.	6.25%	09/01/69	289,857
	Total $25 Par Preferred Securities			58,656,718
	(Cost $58,216,032)
$100 PAR PREFERRED SECURITIES – 3.1%
	Banks – 2.8%
9,400	AgriBank FCB (c)	6.88%	(b)	1,019,900
32,500	CoBank ACB, Series F (c)	6.25%	(b)	3,412,500
27,000	CoBank ACB, Series G	6.13%	(b)	2,740,500
10,500	Farm Credit Bank of Texas (c) (d)	6.75%	(b)	1,134,000
				8,306,900
	Consumer Finance – 0.3%
16,942	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (a)	1.95%	(b)	773,910
	Total $100 Par Preferred Securities			9,080,810
	(Cost $8,920,554)
$1,000 PAR PREFERRED SECURITIES – 1.7%
	Banks – 1.5%
443	CoBank ACB, 3 Mo. LIBOR + 1.18% (a) (e)	1.40%	(b)	281,305
3,052	Wells Fargo & Co., Series L	7.50%	(b)	4,116,415
				4,397,720
	Diversified Financial Services – 0.2%
500	Compeer Financial ACA (c) (d)	6.75%	(b)	525,000
	Total $1,000 Par Preferred Securities			4,922,720
	(Cost $4,899,145)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 71.4%
	Banks – 33.7%
$2,600,000	Australia & New Zealand Banking Group Ltd. (c) (d) (f)	6.75%	(b)	2,951,247
600,000	Australia & New Zealand Banking Group Ltd. (c) (f) (g)	6.75%	(b)	681,057
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$2,300,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (f)	6.50%	(b)	$2,271,325
600,000	Banco Mercantil del Norte S.A. (c) (d) (f)	7.50%	(b)	598,230
1,000,000	Banco Mercantil del Norte S.A. (c) (d) (f)	7.63%	(b)	1,000,000
1,100,000	Banco Mercantil del Norte S.A. (c) (d) (f)	8.38%	(b)	1,169,036
2,200,000	Banco Santander S.A. (c) (f) (g)	7.50%	(b)	2,291,520
2,200,000	Bank of Nova Scotia (The) (c)	4.90%	(b)	2,301,860
1,700,000	Barclays PLC (c) (f)	6.13%	(b)	1,733,803
4,800,000	Barclays PLC (c) (f) (g)	7.88%	(b)	4,964,640
5,050,000	Barclays PLC (c) (f)	8.00%	(b)	5,418,685
650,000	BBVA Bancomer S.A. (c) (d) (f)	5.88%	09/13/34	675,714
1,500,000	BNP Paribas S.A. (c) (d) (f)	6.63%	(b)	1,597,050
1,700,000	BNP Paribas S.A. (c) (d) (f)	7.38%	(b)	1,898,806
750,000	Citigroup, Inc. (c)	5.90%	(b)	777,375
300,000	Citigroup, Inc. (c)	5.95%	(b)	310,155
1,680,000	Citigroup, Inc., Series P (c)	5.95%	(b)	1,760,234
1,650,000	Citigroup, Inc., Series R (c)	6.13%	(b)	1,638,013
262,000	Citigroup, Inc., Series T (c)	6.25%	(b)	292,894
500,000	Citizens Financial Group, Inc., Series A, 3 Mo. LIBOR + 3.96% (a)	4.19%	(b)	484,273
1,500,000	Citizens Financial Group, Inc., Series F (c)	5.65%	(b)	1,599,375
2,500,000	CoBank ACB, Series I (c)	6.25%	(b)	2,675,000
700,000	Comerica, Inc. (c)	5.63%	(b)	749,000
2,600,000	Credit Agricole S.A. (c) (d) (f)	6.88%	(b)	2,785,419
3,600,000	Credit Agricole S.A. (c) (d) (f)	7.88%	(b)	3,978,576
3,485,000	Credit Agricole S.A. (c) (d) (f)	8.13%	(b)	4,100,799
1,500,000	Danske Bank A.S. (c) (f) (g)	6.13%	(b)	1,546,914
1,050,000	Danske Bank A.S. (c) (f) (g)	7.00%	(b)	1,129,873
600,000	Farm Credit Bank of Texas, Series 3 (c) (d)	6.20%	(b)	600,489
1,100,000	Farm Credit Bank of Texas, Series 4 (c) (d)	5.70%	(b)	1,186,350
1,400,000	Fifth Third Bancorp, Series L (c)	4.50%	(b)	1,417,500
2,644,000	HSBC Holdings PLC (c) (f)	6.38%	(b)	2,754,118
1,100,000	Huntington Bancshares, Inc., Series F (c)	5.63%	(b)	1,233,375
1,300,000	Huntington Bancshares, Inc., Series G (c)	4.45%	(b)	1,296,750
1,390,000	ING Groep N.V. (c) (f)	5.75%	(b)	1,449,374
1,400,000	ING Groep N.V. (c) (f)	6.50%	(b)	1,487,500
1,400,000	ING Groep N.V. (c) (f) (g)	6.88%	(b)	1,451,289
1,954,000	Intesa Sanpaolo S.p.A. (c) (d) (f)	7.70%	(b)	2,062,305
552,000	JPMorgan Chase & Co., Series R (c)	6.00%	(b)	566,256
1,515,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (a)	3.55%	(b)	1,412,220
700,000	Lloyds Banking Group PLC (c) (f)	6.75%	(b)	734,710
3,400,000	Lloyds Banking Group PLC (c) (f)	7.50%	(b)	3,594,548
1,000,000	Lloyds Banking Group PLC (c) (f)	7.50%	(b)	1,078,355
500,000	Natwest Group PLC (c) (f)	6.00%	(b)	518,600
1,600,000	Natwest Group PLC (c) (f)	8.00%	(b)	1,794,560
2,100,000	Natwest Group PLC (c) (f)	8.63%	(b)	2,172,093
2,800,000	Nordea Bank Abp (c) (d) (f)	6.63%	(b)	3,134,838
1,000,000	Regions Financial Corp., Series D (c)	5.75%	(b)	1,073,750
200,000	Skandinaviska Enskilda Banken AB (c) (f) (g)	5.63%	(b)	205,236
2,300,000	Societe Generale S.A. (c) (d) (f)	7.38%	(b)	2,367,666
1,350,000	Societe Generale S.A. (c) (d) (f)	7.88%	(b)	1,441,226
200,000	Societe Generale S.A. (c) (d) (f)	8.00%	(b)	224,834
1,500,000	Standard Chartered PLC (c) (d) (f)	6.00%	(b)	1,545,000
500,000	Standard Chartered PLC (c) (d) (f)	7.75%	(b)	532,120
800,000	Swedbank AB (c) (f) (g)	6.00%	(b)	819,287
1,000,000	Truist Financial Corp., Series P (c)	4.95%	(b)	1,062,500

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$900,000	Truist Financial Corp., Series Q (c)	5.10%	(b)	$987,129
3,100,000	UniCredit S.p.A. (c) (f) (g)	8.00%	(b)	3,269,985
750,000	UniCredit S.p.A. (c) (d)	5.46%	06/30/35	761,040
				97,615,876
	Capital Markets – 9.4%
1,568,000	Apollo Management Holdings L.P. (c) (d)	4.95%	01/14/50	1,570,406
1,300,000	Bank of New York Mellon (The) Corp., Series G (c)	4.70%	(b)	1,394,250
908,000	Bank of New York Mellon (The) Corp., Series H (c)	3.70%	(b)	903,304
3,000,000	Charles Schwab (The) Corp., Series G (c)	5.38%	(b)	3,290,400
1,630,000	Credit Suisse Group AG (c) (d) (f)	5.25%	(b)	1,645,159
2,600,000	Credit Suisse Group AG (c) (d) (f)	6.38%	(b)	2,793,921
650,000	Credit Suisse Group AG (c) (d) (f)	7.25%	(b)	704,863
1,300,000	Credit Suisse Group AG (c) (d) (f)	7.50%	(b)	1,415,570
3,050,000	Credit Suisse Group AG (c) (d) (f)	7.50%	(b)	3,240,656
1,000,000	Goldman Sachs Group (The), Inc., Series M, 3 Mo. LIBOR + 3.92% (a)	4.17%	(b)	986,250
3,200,000	Goldman Sachs Group (The), Inc., Series Q (c)	5.50%	(b)	3,434,929
200,000	Goldman Sachs Group (The), Inc., Series R (c)	4.95%	(b)	205,135
1,700,000	Morgan Stanley, Series M (c)	5.88%	(b)	1,876,375
2,400,000	UBS Group AG (c) (f) (g)	6.88%	(b)	2,655,720
960,000	UBS Group AG (c) (d) (f)	7.00%	(b)	1,033,867
				27,150,805
	Diversified Financial Services – 1.1%
2,265,000	Voya Financial, Inc. (c)	5.65%	05/15/53	2,339,756
843,000	Voya Financial, Inc., Series A (c)	6.13%	(b)	866,769
				3,206,525
	Diversified Telecommunication Services – 0.8%
250,000	Koninklijke KPN N.V. (c) (d)	7.00%	03/28/73	262,211
1,950,000	Koninklijke KPN N.V. (c) (g)	7.00%	03/28/73	2,045,243
				2,307,454
	Electric Utilities – 4.8%
1,300,000	Duke Energy Corp. (c)	4.88%	(b)	1,377,685
7,490,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	8,308,245
2,300,000	Enel S.p.A. (c) (d)	8.75%	09/24/73	2,662,250
1,500,000	Southern (The) Co., Series B (c)	4.00%	01/15/51	1,526,085
				13,874,265
	Energy Equipment & Services – 1.4%
300,000	Transcanada Trust (c)	5.63%	05/20/75	307,125
2,400,000	Transcanada Trust (c)	5.50%	09/15/79	2,462,348
1,200,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	1,276,491
				4,045,964
	Food Products – 3.1%
300,000	Dairy Farmers of America, Inc. (e)	7.13%	(b)	274,864
3,000,000	Land O’Lakes Capital Trust I (e)	7.45%	03/15/28	3,420,000
1,400,000	Land O’Lakes, Inc. (d)	7.00%	(b)	1,263,283
1,200,000	Land O’Lakes, Inc. (d)	7.25%	(b)	1,121,154
3,000,000	Land O’Lakes, Inc. (d)	8.00%	(b)	2,985,000
				9,064,301
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Independent Power & Renewable Electricity Producers – 0.4%
$1,100,000	AES Gener S.A. (c) (d)	6.35%	10/07/79	$1,110,037
	Insurance – 9.1%
1,900,000	Asahi Mutual Life Insurance Co. (c) (g)	6.50%	(b)	2,028,250
600,000	Asahi Mutual Life Insurance Co. (c) (g)	7.25%	(b)	630,746
1,822,000	Assurant, Inc. (c)	7.00%	03/27/48	1,986,369
500,000	Assured Guaranty Municipal Holdings, Inc. (c) (d)	6.40%	12/15/66	490,486
3,500,000	AXIS Specialty Finance LLC (c)	4.90%	01/15/40	3,550,733
1,276,000	Enstar Finance LLC (c)	5.75%	09/01/40	1,299,541
1,000,000	Fortegra Financial Corp. (c) (e)	8.50%	10/15/57	1,090,351
820,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (a) (d)	2.41%	02/12/47	716,923
300,000	La Mondiale SAM (c) (g)	5.88%	01/26/47	338,221
623,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (a)	2.64%	05/17/66	443,417
2,700,000	Markel Corp. (c)	6.00%	(b)	2,872,125
200,000	MetLife, Inc.	6.40%	12/15/36	248,195
800,000	MetLife, Inc., Series G (c)	3.85%	(b)	804,288
700,000	PartnerRe Finance B LLC (c)	4.50%	10/01/50	702,952
2,000,000	QBE Insurance Group Ltd. (c) (d)	5.88%	(b)	2,140,000
2,400,000	QBE Insurance Group Ltd. (c) (d)	7.50%	11/24/43	2,698,027
3,100,000	QBE Insurance Group Ltd. (c) (g)	6.75%	12/02/44	3,459,213
1,000,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (a)	2.92%	12/15/65	845,000
				26,344,837
	Multi-Utilities – 0.9%
875,000	CenterPoint Energy, Inc., Series A (c)	6.13%	(b)	885,745
735,000	NiSource, Inc. (c)	5.65%	(b)	735,360
1,000,000	Sempra Energy (c)	4.88%	(b)	1,042,500
				2,663,605
	Oil, Gas & Consumable Fuels – 4.4%
1,300,000	BP Capital Markets PLC (c)	4.88%	(b)	1,361,152
100,000	DCP Midstream L.P., Series A (c)	7.38%	(b)	65,071
1,210,000	DCP Midstream Operating L.P. (c) (d)	5.85%	05/21/43	904,723
618,000	Enbridge, Inc. (c)	5.50%	07/15/77	590,901
1,600,000	Enbridge, Inc. (c)	6.25%	03/01/78	1,603,607
4,476,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	4,458,176
1,700,000	Enbridge, Inc., Series 20-A (c)	5.75%	07/15/80	1,736,585
1,786,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (a)	3.27%	11/01/66	925,594
500,000	Energy Transfer Operating L.P., Series G (c)	7.13%	(b)	409,305
1,100,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (a)	3.02%	06/01/67	841,495
				12,896,609
	Trading Companies & Distributors – 1.7%
6,410,000	AerCap Holdings N.V. (c)	5.88%	10/10/79	5,085,726
	Transportation Infrastructure – 0.6%
1,860,000	AerCap Global Aviation Trust (c) (d)	6.50%	06/15/45	1,650,750
	Total Capital Preferred Securities			207,016,754
	(Cost $203,944,517)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.6%
	Insurance – 0.6%
400,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	368,341

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance (Continued)
$1,400,000	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (d) (h)	7.63%	10/15/25	$1,396,500
	Total Corporate Bonds and Notes			1,764,841
	(Cost $1,812,715)

Total Investments – 97.1%	281,441,843
(Cost $277,792,963) (i)
Net Other Assets and Liabilities – 2.9%	8,393,365
Net Assets – 100.0%	$289,835,208

(a)	Floating or variable rate security.
(b)	Perpetual maturity.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund’s (the “Trust”) Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $68,075,531 or 23.5% of net assets.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(f)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2020, securities noted as such amounted to $86,920,094 or 30.0% of net assets. Of these securities, 4.0% originated in emerging markets, and 96.0% originated in foreign markets.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(h)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. There were no PIK interest distributions received during the fiscal year ended October 31, 2020.
(i)	Aggregate cost for federal income tax purposes was $277,083,078. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,519,474 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,160,709. The net unrealized appreciation was $4,358,765.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Capital Markets	$ 2,330,465	$ 2,148,053	$ 182,412	$ —
Insurance	16,737,079	14,964,798	1,772,281	—
Multi-Utilities	3,841,329	2,873,708	967,621	—
Other industry categories*	35,747,845	35,747,845	—	—
$100 Par Preferred Securities:
Banks	8,306,900	—	8,306,900	—
Consumer Finance	773,910	773,910	—	—
$1,000 Par Preferred Securities:
Banks	4,397,720	4,116,415	281,305	—
Diversified Financial Services	525,000	—	525,000	—
Capital Preferred Securities*	207,016,754	—	207,016,754	—
Corporate Bonds and Notes*	1,764,841	—	1,764,841	—
Total Investments	$ 281,441,843	$ 60,624,729	$ 220,817,114	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $277,792,963)	$ 281,441,843
Cash	7,719,224
Receivables:
Interest	2,616,918
Fund shares sold	110,419
Dividends	100,203
Investment securities sold	5,656
Prepaid expenses	53,141
Total Assets	292,047,404
LIABILITIES:
Payables:
Investment securities purchased	908,000
Fund shares redeemed	742,425
Investment advisory fees	188,920
Distributions	124,997
12b-1 distribution and service fees	55,931
Audit and tax fees	37,514
Transfer agent fees	36,961
Administrative fees	36,509
Legal fees	33,040
Registration fees	12,707
Shareholder reporting fees	11,118
Custodian fees	8,250
Commitment and administrative agency fees	4,208
Financial reporting fees	771
Trustees’ fees and expenses	162
Other liabilities	10,683
Total Liabilities	2,212,196
NET ASSETS	$289,835,208
NET ASSETS consist of:
Paid-in capital	$ 301,998,628
Par value	135,384
Accumulated distributable earnings (loss)	(12,298,804)
NET ASSETS	$289,835,208
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $43,802,490 and 2,055,929 shares of beneficial interest issued and outstanding)	$21.31
Maximum sales charge (4.50% of offering price)	1.00
Maximum offering price to public	$22.31
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $54,264,095 and 2,532,523 shares of beneficial interest issued and outstanding)	$21.43
Class F Shares:
Net asset value and redemption price per share (Based on net assets of $992,879 and 45,996 shares of beneficial interest issued and outstanding)	$21.59
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $190,093,167 and 8,871,822 shares of beneficial interest issued and outstanding)	$21.43
Class R3 Shares:
Net asset value and redemption price per share (Based on net assets of $682,577 and 32,107 shares of beneficial interest issued and outstanding)	$21.26
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 13,247,725
Dividends	3,867,939
Total investment income	17,115,664
EXPENSES:
Investment advisory fees	2,229,494
12b-1 distribution and/or service fees:
Class A	103,078
Class C	562,254
Class F	2,937
Class R3	3,807
Transfer agent fees	234,725
Registration fees	125,950
Administrative fees	118,442
Legal fees	66,232
Shareholder reporting fees	54,988
Commitment and administrative agency fees	52,934
Custodian fees	45,168
Audit and tax fees	33,073
Trustees’ fees and expenses	16,259
Financial reporting fees	9,250
Listing expense	3,508
Other	13,049
Total expenses	3,675,148
Fees waived and expenses reimbursed by the investment advisor	(40,267)
Net expenses	3,634,881
NET INVESTMENT INCOME (LOSS)	13,480,783
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(6,794,753)
Net change in unrealized appreciation (depreciation) on investments	(4,571,180)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,365,933)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,114,850

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 13,480,783	$ 13,403,498
Net realized gain (loss)	(6,794,753)	687,417
Net change in unrealized appreciation (depreciation)	(4,571,180)	14,215,822
Net increase (decrease) in net assets resulting from operations	2,114,850	28,306,737
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(1,900,896)	(1,756,868)
Class C Shares	(2,196,229)	(2,648,196)
Class F Shares	(93,664)	(268,244)
Class I Shares	(8,585,113)	(8,407,725)
Class R3 Shares	(33,529)	(37,149)
Total distributions to shareholders from investment operations	(12,809,431)	(13,118,182)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	(183,435)	(50,339)
Class C shares	(209,421)	(76,625)
Class F shares	(6,702)	(7,053)
Class I shares	(827,127)	(249,181)
Class R3 shares	(3,200)	(1,080)
Total distributions to shareholders from return of capital	(1,229,885)	(384,278)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	110,162,679	126,727,777
Proceeds from shares reinvested	12,278,896	12,105,566
Cost of shares redeemed	(99,832,324)	(120,676,444)
Net increase (decrease) in net assets resulting from capital transactions	22,609,251	18,156,899
Total increase (decrease) in net assets	10,684,785	32,961,176
NET ASSETS:
Beginning of period	279,150,423	246,189,247
End of period	$289,835,208	$279,150,423
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights
For a Share outstanding throughout each period
Class A Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.07	$ 20.85	$ 22.39	$ 21.63	$ 21.13
Income from investment operations:
Net investment income (loss)	1.01 (a)	1.12 (a)	1.11 (a)	1.11 (a)	1.16 (a)
Net realized and unrealized gain (loss)	(0.70)	1.25	(1.50)	0.80	0.49
Total from investment operations	0.31	2.37	(0.39)	1.91	1.65
Distributions paid to shareholders from:
Net investment income	(0.98)	(1.12)	(1.13)	(1.15)	(1.15)
Return of capital	(0.09)	(0.03)	(0.02)	—	—
Total distributions	(1.07)	(1.15)	(1.15)	(1.15)	(1.15)
Net asset value, end of period	$21.31	$22.07	$20.85	$22.39	$21.63
Total return (b)	1.53%	11.75%	(1.77)%	9.05%	8.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 43,802	$ 39,719	$ 36,262	$ 39,063	$ 35,468
Ratio of total expenses to average net assets	1.36%	1.41%	1.37%	1.36%	1.51% (c)
Ratio of net expenses to average net assets	1.36%	1.40%	1.37%	1.36%	1.41% (c)
Ratio of net investment income (loss) to average net assets	4.78%	5.27%	5.15%	5.11%	5.50%
Portfolio turnover rate	46%	41%	33%	44%	71%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class C Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.18	$ 20.93	$ 22.44	$ 21.67	$ 21.17
Income from investment operations:
Net investment income (loss)	0.87 (a)	0.98 (a)	0.97 (a)	0.96 (a)	1.01 (a)
Net realized and unrealized gain (loss)	(0.71)	1.26	(1.50)	0.79	0.48
Total from investment operations	0.16	2.24	(0.53)	1.75	1.49
Distributions paid to shareholders from:
Net investment income	(0.83)	(0.96)	(0.96)	(0.98)	(0.99)
Return of capital	(0.08)	(0.03)	(0.02)	—	—
Total distributions	(0.91)	(0.99)	(0.98)	(0.98)	(0.99)
Net asset value, end of period	$21.43	$22.18	$20.93	$22.44	$21.67
Total return (b)	0.84%	11.01%	(2.37)%	8.27%	7.27%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 54,264	$ 57,898	$ 59,610	$ 64,462	$ 51,004
Ratio of total expenses to average net assets	2.07%	2.06%	2.02%	2.06%	2.17% (c)
Ratio of net expenses to average net assets	2.07%	2.06%	2.02%	2.06%	2.16% (c)
Ratio of net investment income (loss) to average net assets	4.09%	4.61%	4.50%	4.41%	4.76%
Portfolio turnover rate	46%	41%	33%	44%	71%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class F Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.32	$ 21.07	$ 22.62	$ 21.82	$ 21.31
Income from investment operations:
Net investment income (loss)	1.06 (a)	1.16 (a)	1.14 (a)	1.13 (a)	1.18 (a)
Net realized and unrealized gain (loss)	(0.70)	1.26	(1.52)	0.84	0.50
Total from investment operations:	0.36	2.42	(0.38)	1.97	1.68
Distributions paid to shareholders from:
Net investment income	(1.02)	(1.14)	(1.15)	(1.17)	(1.17)
Return of capital	(0.07)	(0.03)	(0.02)	—	—
Total distributions	(1.09)	(1.17)	(1.17)	(1.17)	(1.17)
Net asset value, end of period	$21.59	$22.32	$21.07	$22.62	$21.82
Total return (b)	1.79%	11.87%	(1.70)%	9.27%	8.18%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 993	$ 4,238	$ 7,431	$ 7,339	$ 5,025
Ratio of total expenses to average net assets	2.36%	1.65%	1.42%	1.39%	1.70% (c)
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.31% (c)
Ratio of net investment income (loss) to average net assets	4.83%	5.43%	5.21%	5.11%	5.55%
Portfolio turnover rate	46%	41%	33%	44%	71%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.23	$ 20.98	$ 22.49	$ 21.71	$ 21.21
Income from investment operations:
Net investment income (loss)	1.08 (a)	1.19 (a)	1.20 (a)	1.20 (a)	1.22 (a)
Net realized and unrealized gain (loss)	(0.76)	1.26	(1.51)	0.78	0.48
Total from investment operations	0.32	2.45	(0.31)	1.98	1.70
Distributions paid to shareholders from:
Net investment income	(1.02)	(1.17)	(1.17)	(1.20)	(1.20)
Return of capital	(0.10)	(0.03)	(0.03)	—	—
Total distributions	(1.12)	(1.20)	(1.20)	(1.20)	(1.20)
Net asset value, end of period	$21.43	$22.23	$20.98	$22.49	$21.71
Total return (b)	1.63%	12.09%	(1.38)%	9.39%	8.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 190,093	$ 176,503	$ 142,161	$ 141,661	$ 106,393
Ratio of total expenses to average net assets	1.05%	1.04%	1.02%	0.99%	1.16% (c)
Ratio of net expenses to average net assets	1.05%	1.04%	1.02%	0.99%	1.16% (c)
Ratio of net investment income (loss) to average net assets	5.09%	5.60%	5.51%	5.49%	5.74%
Portfolio turnover rate	46%	41%	33%	44%	71%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class R3 Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 22.02	$ 20.81	$ 22.35	$ 21.61	$ 21.13
Income from investment operations:
Net investment income (loss)	0.95 (a)	1.06 (a)	1.05 (a)	1.05 (a)	1.11 (a)
Net realized and unrealized gain (loss)	(0.70)	1.24	(1.50)	0.78	0.47
Total from investment operations:	0.25	2.30	(0.45)	1.83	1.58
Distributions paid to shareholders from:
Net investment income	(0.92)	(1.06)	(1.07)	(1.09)	(1.10)
Return of capital	(0.09)	(0.03)	(0.02)	—	—
Total distributions	(1.01)	(1.09)	(1.09)	(1.09)	(1.10)
Net asset value, end of period	$21.26	$22.02	$20.81	$22.35	$21.61
Total return (b)	1.32%	11.44%	(2.02)%	8.70%	7.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 683	$ 792	$ 724	$ 756	$ 717
Ratio of total expenses to average net assets	4.20%	4.46%	4.01%	4.29%	7.42% (c)
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.66% (c)
Ratio of net investment income (loss) to average net assets	4.51%	5.02%	4.87%	4.83%	5.25%
Portfolio turnover rate	46%	41%	33%	44%	71%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50%, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	For the year ended October 31, 2016, ratios reflect excise tax of 0.01%, which is not included in the expense cap.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income Fund
October 31, 2020
1. Organization
First Trust Preferred Securities and Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective is to seek to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
CoBank ACB, 1.40%	3/29/18	443	$635.00	$300,133	$281,305	0.10%
Dairy Farmers of America, Inc., 7.13%	9/15/16-10/4/16	$300,000	91.62	310,125	274,864	0.09
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17	$1,000,000	109.04	1,000,000	1,090,351	0.38
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14-3/20/15	$3,000,000	114.00	3,061,251	3,420,000	1.18
				$4,671,509	$5,066,520	1.75%
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2020, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $97,358, an increase in accumulated net realized gain (loss) on investments of $18,715, and a decrease to paid-in-capital of $116,073. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$12,809,431	$13,118,182
Capital gains	—	—
Return of capital	1,229,885	384,278
As of October 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(16,657,569)
Net unrealized appreciation (depreciation)	4,358,765
Total accumulated earnings (losses)	(12,298,804)
Other	—
Paid-in capital	302,134,012
Total net assets	$289,835,208
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, for federal income tax purposes, the Fund had $16,657,569 of capital loss carryforward available to the extent provided by regulations, to offset future capital gains.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
G. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
First Trust and Stonebridge have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2022 and then from exceeding 1.50% from March 1, 2022 to February 28, 2031 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery on a Fund class level, if applicable, by First Trust and Stonebridge for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020
reimbursement for the fiscal year ended October 31, 2020 and the expenses borne by First Trust and Stonebridge subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2020	Total
$ 40,267	$ —	$ 25,202	$ 42,450	$ 40,267	$ 107,919
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Value	Shares	Value
Sales:
Class A	526,639	$ 11,289,438	680,558	$ 14,600,270
Class C	363,301	7,911,541	329,878	7,051,396
Class F	9,644	210,674	70,279	1,498,250
Class I	4,387,405	90,703,453	4,865,806	103,548,021
Class R3	2,232	47,573	1,357	29,840
Total Sales	5,289,221	$ 110,162,679	5,947,878	$ 126,727,777
Dividend Reinvestment:
Class A	79,864	$ 1,680,903	64,784	$ 1,374,865
Class C	101,234	2,142,115	116,942	2,490,442
Class F	3,459	75,202	10,638	226,454
Class I	394,745	8,357,010	373,643	7,989,505
Class R3	1,127	23,666	1,148	24,300
Total Dividend Reinvestment	580,429	$ 12,278,896	567,155	$12,105,566

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Value	Shares	Value
Redemptions:
Class A	(350,333)	$ (7,234,990)	(684,716)	$ (14,292,927)
Class C	(542,882)	(11,115,275)	(684,475)	(14,625,857)
Class F	(157,024)	(3,549,887)	(243,706)	(5,133,934)
Class I	(3,848,875)	(77,779,990)	(4,076,915)	(86,594,385)
Class R3	(7,200)	(152,182)	(1,369)	(29,341)
Total Redemptions	(4,906,314)	$ (99,832,324)	(5,691,181)	$ (120,676,444)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2020, were $143,724,477 and $127,039,847, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2020.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income Fund (the “Fund”), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 18, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
The Fund hereby designates as qualified dividend income 70.98% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended October 31, 2020. In addition, 28.15% of the ordinary income distributions (including short-term capital gain, if applicable) made by the Fund during the fiscal year ended October 31, 2020, qualify for corporate dividends received deduction available to corporate shareholders.
A portion of the ordinary dividends (including short-term capital gains) paid to shareholders during the taxable year ended October 31, 2020, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest.
The order of the below risk factors does not indicate the significance of any particular risk factor.
CONCENTRATION RISK. A fund concentrated in one or more industries or sectors is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.
CONTINGENT CONVERTIBLE SECURITIES RISK. Contingent convertible securities (“CoCos”) may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergo a write down, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened if the Fund invests in “high yield” or “junk” securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund values the securities.
INCOME RISK. Income from the Fund’s fixed income investments could decline during periods of falling interest rates.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments, which generally have shorter durations, and higher for longer term investments. Duration is a measure of the expected price volatility of a fixed-income instrument as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the instrument’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of fixed-income securities with shorter durations tend to be less sensitive to interest rate changes than fixed-income securities with longer durations. As the value of a fixed-income security changes over time, so will its duration.

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
MARKET RISK. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
NON·U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.
REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
REIT INVESTMENT RISK. Investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940, as amended and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions,

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the Advisor and the Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2022 and agreed to keep the long-term expense cap in place from March 1, 2022 through February 28, 2031. The Board noted that fees waived or expenses borne by the Advisor and the Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with the same strategy and asset mix difficult; (ii) certain peer group fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iii) not all peer funds employ an advisor/sub advisor management structure. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the contractual advisory fee rate

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group. The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the Fund (Class A shares) outperformed the blended benchmark index for the five-year period ended December 31, 2019 but underperformed the blended benchmark index for the one and three-year periods ended December 31, 2019.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b 1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to the Fund and noted the Sub-Advisor’s hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the

Additional Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Preferred Securities and Income Fund
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust/Confluence
Small Cap Value Fund

Annual Report
For the Year Ended
October 31, 2020

First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Confluence Small Cap Value Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Confluence Small Cap Value Fund
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust/Confluence Small Cap Value Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new President-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Confluence Small Cap Value Fund
“AT A GLANCE”
As of October 31, 2020 (Unaudited)
Fund Statistics
First Trust/Confluence Small Cap Value Fund	Net Asset Value (NAV)
Class A (FOVAX)	$26.75
Class C (FOVCX)	$23.29
Class I (FOVIX)	$27.63

Sector Allocation	% of Total Investments
Financials	27.1%
Industrials	22.6
Consumer Discretionary	11.0
Real Estate	9.8
Information Technology	8.0
Health Care	7.2
Consumer Staples	6.1
Utilities	5.8
Materials	2.4
Total	100.0%

Top Ten Holdings	% of Total Investments
Cannae Holdings, Inc.	4.6%
Morningstar, Inc.	4.6
BRP Group, Inc., Class A	4.5
frontdoor, Inc.	4.2
Kadant, Inc.	4.0
James River Group Holdings Ltd.	3.8
RE/MAX Holdings, Inc., Class A	3.7
Veritex Holdings, Inc.	3.6
Avanos Medical, Inc.	3.5
FARO Technologies, Inc.	3.4
Total	39.9%

First Trust/Confluence Small Cap Value Fund
“AT A GLANCE” (Continued)
As of October 31, 2020 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the Russell 2000® Value Index and the Russell 2000® Index from 1/11/2011 through 10/31/2020.

Performance as of October 31, 2020
	Class A Inception 2/24/2011		Class C Inception 3/2/2011		Class I Inception 1/11/2011	R2000V*	R2000*
Cumulative Total Returns	w/o sales charge	w/max 5.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges
1 Year	-13.57%	-18.32%	-14.65%	-15.51%	-13.00%	(13.92)%	(0.14)%
Average Annual Total Returns
5 Years	4.89%	3.71%	4.03%	4.03%	5.08%	3.71%	7.27%
Since Inception	6.88%	6.26%	5.63%	5.63%	7.18%	5.95%	8.45%
* Since inception return is based on the Class I Shares inception date.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

Portfolio Commentary
First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Confluence Small Cap Value Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.
Portfolio Management Team
Mark Keller, CFA - Chief Executive Officer and Chief Investment Officer, Confluence
Daniel Winter, CFA - Senior Vice President and Chief Investment Officer - Value Equity, Confluence
Chris Stein - Vice President and Portfolio Manager, Confluence
Thomas Dugan, CFA - Vice President and Portfolio Manager, Confluence
Commentary
Market Recap
The small capitalization equity markets experienced an exceptionally volatile period over the course of the fiscal year ended October 31, 2020 which also produced very disparate results. The fiscal year began with a positive tone as the longest economic expansion in history was projected to continue in 2020, providing a basis for the continuation of the bull market. Then, in January 2020, concerns of the coronavirus (“COVID-19”) surfaced in Asia that were perceived as disruptive, especially to supply chains, but manageable based on prior experiences with respiratory viruses such as SARS, MERS, H1N1. But by mid-to-late February, further data revealed some differences in the pervasiveness and contagiousness of this strain. This eventually led governments around the world to impose aggressive actions to protect the health of their people by effectively shutting down large swaths of the economy – actions never experienced in peace time. These unexpected events and unprecedented responses to mitigate the spread of the virus prompted central banks around the world to act aggressively to ensure ample liquidity in the banking system. Congress also quickly responded with a heavy dose of fiscal policy relief for individuals and businesses. These efforts went a long way in providing support while we worked through the negative impact of the pandemic, which ultimately aided the equity markets.
To a casual observer looking at the year-end results for the broad small capitalization markets, the year would appear rather uneventful, with the Russell 2000® Index essentially flat for the fiscal year with a return of -0.14%. However, it was anything but uneventful. The dramatic declines from January through March 2020 were stemmed by the intervention of the Federal Reserve (the “Fed”) in late March, which provided a base for the equity markets to bounce back. However, the returns were focused on a narrower subset of businesses, primarily asset-light or gig-economy focused, which stood to benefit from the new environment of remote learning and working. These businesses tended to be concentrated in the “growth” indexes as evidenced by the Russell 2000® Growth Index posting very strong returns, 13.37%, while the Russell 2000® Value Index was down sharply, -13.92%, for the fiscal year ended October 31, 2020. Both indices dramatically lagged their larger cap brethren, with the Russell 1000® Index outperforming the Russell 2000® Index during the same period, 10.87% versus -0.14%, respectively.
Small-Cap Indices	Nov-Dec 2019	Jan-Mar 2020	Apr-Oct 2020	Fiscal Year
Russell 2000 Index	7.12%	(30.62%)	34.35%	(0.14%)
Russell 2000 Value Index	5.92%	(35.66%)	26.33%	(13.92%)
Russell 2000 Growth Index	8.31%	(25.77%)	41.00%	13.37%
Equity market optimism has been driven by the enormous amount of monetary and fiscal stimulus that has been injected into the economy. The stimulus represents the bridge to economic recovery and ultimately expansion. Despite the support to date from the Fed, it remains ready to provide additional stimulus as necessary and has even been encouraging Congress to pass another stimulus bill. A fifth fiscal bill is currently caught up in negotiations over quantity, not desire, and the numbers are substantial ($1.6 trillion versus $2.2 trillion). To put it in perspective, the previous four bills cumulatively totaled roughly $2.8 trillion; U.S. gross domestic product (“GDP”) in 2019 was $21.4 trillion. The magnitude of the stimulus programs combined with the progress on treatments and vaccines have improved investor sentiment as reflected by the strength in the markets.

Portfolio Commentary (Continued)
First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2020 (Unaudited)
The wide disparity within the equity markets has been driven by the added tailwind of certain underlying businesses benefiting from the lockdowns as well as the greater financial flexibility that larger businesses generally exhibit relative to smaller entities. It is not atypical for larger, more liquid companies with faster revenue growth profiles to outperform in economic slowdowns. However, as the economy stabilizes and begins its recovery, we would expect a broadening of the market, and the actions of the Fed and Congress seem to point more to the question of when, and not if.
The Fund reported a loss of -13.00% during the fiscal year ended October 31, 2020, performing roughly in line with the Russell 2000® Value Index and underperforming the Russell 2000® Index. From the Fund’s inception on January 11, 2011 through the end of October 2020, the Fund was up 7.18%, ahead of the performance of the Russell 2000® Value Index and in line with the Russell 2000® Index, which posted gains of 5.95% and 8.45%, respectively, for the same period (returns are annualized for periods greater than a year).
Performance Analysis
There was an extremely wide dispersion in sector performance as the Health Care and Consumer Staples sectors posted strong returns, while the Communication Services, Energy, Financials, Real Estate, and Utilities sectors all posted double-digit declines.
The Fund also saw wide dispersion among sector performance as holdings within the Financials and Consumer Staples sectors were the leaders, while the Health Care and Consumer Discretionary sectors were the largest laggards (see Portfolio Attribution table).
	Russell 2000		Russell 2000 Value		Small Cap Value		Attribution
Sector	Wgt	Rtn	Wgt	Rtn	Wgt	GrossRtn	vs. Rsl2000	vs. Rsl2000V
Communication Services	2.35	-20.75	2.27	-34.12	0.00	0.00	0.54	0.48
Consumer Discretionary	11.45	9.21	10.58	5.37	8.10	-32.55	-3.62	-3.52
Consumer Staples	3.22	12.25	3.19	18.35	2.26	6.79	-0.22	-0.55
Energy	2.31	-48.75	4.48	-49.99	0.00	0.00	1.17	1.67
Financial Services	16.34	-18.94	28.83	-22.96	22.55	22.75	8.09	10.95
Health Care	20.00	33.56	6.06	17.81	11.66	-34.05	-10.51	-4.33
Industrials	15.38	-0.57	13.98	-8.69	23.73	-14.64	-3.56	-1.01
Information Technology	14.19	9.29	8.94	3.63	6.73	-23.78	-2.76	-2.21
Materials	3.81	-3.98	4.93	-4.19	3.68	-42.63	-1.41	-1.52
Real Estate	7.25	-25.34	10.70	-30.18	9.81	-8.87	0.91	2.25
Utilities	3.72	-15.79	6.05	-17.27	6.57	-23.83	-1.04	-0.45
Cash	0.00	0.00	0.00	0.00	4.91	0.37	-0.09	0.65
Sources: FactSet and Confluence Investment Management. Index Data is based on the respective Exchange Traded Fund (iShares Russell 2000® and Russell 2000® Value).
Our philosophy has always taken a fundamental approach which is focused on understanding a business and what it is worth with a specific goal of identifying competitively advantaged businesses trading at sizable discounts to intrinsic value. The belief is that these types of businesses can not only survive tough economic environments but often enhance their competitive positions. Owning a small but diversified collection of these types of businesses and allowing them to compound at above-average rates over long periods provides the highest probability of generating above-average returns, in our view. We believe this will result in our portfolios over/under-weighting certain areas of the market that either offer more attractive valuations or have superior underlying attributes. Subsequently, our performance in any given time frame will be affected by the market’s perception of the value of these individual businesses compared to the broad market.
This approach is research-intensive and deployed with a bottom-up focus of investing in businesses in a relatively concentrated manner; therefore, performance is ultimately driven by the underlying strength of the holdings of the Fund and less influenced by macro or top-down sector weightings. The emphasis is on owning a diversified portfolio of undervalued businesses with the sector weightings (over/under) considered more of a by-product of what the market is presenting as good investment opportunities.

Portfolio Commentary (Continued)
First Trust/Confluence Small Cap Value Fund
Annual Report
October 31, 2020 (Unaudited)
Market and Fund Outlook
We have always taken a pragmatic approach which strives to temper emotions by focusing on the underlying businesses and what they are worth. The objective is to own competitively advantaged businesses that are conservatively financed and guided by good stewards. While the shares of these types of businesses are not immune to near-term sentiment, as we are currently witnessing, their underlying attributes should provide the ballast to not just survive but also take advantage of any dislocations, in our view.
Our task is to construct a portfolio of businesses that have the wherewithal to survive the downside, while providing ample opportunity to participate when the recovery occurs. The current environment has created quite the bifurcation, but rest assured we remain committed to implementing our philosophy and sustaining a consistent risk profile that is aligned with investor objectives and risk tolerance.

First Trust/Confluence Small Cap Value Fund
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust/Confluence Small Cap Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020 - 10/31/2020 (a)	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020 - 10/31/2020 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,043.30	$ 8.22	$ 1,000.00	$ 1,017.09	$ 8.11	1.60%
Class C	1,000.00	1,036.50	12.03	1,000.00	1,013.32	11.89	2.35
Class I	1,000.00	1,046.60	6.95	1,000.00	1,018.35	6.85	1.35

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust/Confluence Small Cap Value Fund
Portfolio of Investments
October 31, 2020
Shares	Description	Value
COMMON STOCKS – 93.6%
	Air Freight & Logistics – 2.2%
12,122	Forward Air Corp.	$763,322
	Automobiles – 2.8%
20,959	Winnebago Industries, Inc.	984,025
	Banks – 6.5%
33,468	Bank of Marin Bancorp.	1,008,726
62,469	Veritex Holdings, Inc.	1,232,513
		2,241,239
	Capital Markets – 4.5%
8,267	Morningstar, Inc.	1,573,871
	Commercial Services & Supplies – 3.0%
45,192	Healthcare Services Group, Inc.	1,033,993
	Diversified Consumer Services – 4.2%
37,000	frontdoor, Inc. (a)	1,465,940
	Diversified Financial Services – 4.6%
42,876	Cannae Holdings, Inc. (a)	1,585,555
	Electrical Equipment – 5.2%
28,805	Allied Motion Technologies, Inc.	1,088,253
71,638	Thermon Group Holdings, Inc. (a)	722,827
		1,811,080
	Electronic Equipment, Instruments & Components – 3.4%
19,395	FARO Technologies, Inc. (a)	1,168,355
	Food Products – 3.2%
8,158	J&J Snack Foods Corp.	1,105,980
	Gas Utilities – 2.5%
19,440	Northwest Natural Holding Co.	863,914
	Health Care Equipment & Supplies – 5.0%
34,317	Avanos Medical, Inc. (a)	1,213,106
27,519	Natus Medical, Inc. (a)	501,121
		1,714,227
	Hotels, Restaurants & Leisure – 1.0%
6,709	Nathan’s Famous, Inc.	340,549
	Insurance – 11.4%
24,440	Brown & Brown, Inc.	1,063,384
60,584	BRP Group, Inc., Class A (a)	1,544,892
28,419	James River Group Holdings Ltd.	1,328,020
		3,936,296
Shares	Description	Value

	IT Services – 4.6%
39,980	I3 Verticals, Inc., Class A (a)	$824,787
19,399	Perficient, Inc. (a)	759,665
		1,584,452
	Machinery – 10.2%
12,631	John Bean Technologies Corp.	1,060,625
11,884	Kadant, Inc.	1,368,086
9,401	RBC Bearings, Inc. (a)	1,119,189
		3,547,900
	Paper & Forest Products – 2.4%
21,960	Neenah, Inc.	826,355
	Personal Products – 2.9%
38,600	Edgewell Personal Care Co. (a)	1,012,092
	Pharmaceuticals – 2.2%
46,495	Phibro Animal Health Corp., Class A	764,378
	Professional Services – 1.9%
60,004	Resources Connection, Inc.	644,443
	Real Estate Management & Development – 3.7%
39,655	RE/MAX Holdings, Inc., Class A	1,282,443
	Textiles, Apparel & Luxury Goods – 2.9%
93,100	Movado Group, Inc.	1,015,721
	Water Utilities – 3.3%
18,863	SJW Group	1,144,795
	Total Common Stocks	32,410,925
	(Cost $32,293,258)
REAL ESTATE INVESTMENT TRUSTS – 6.1%
	Equity Real Estate Investment Trusts – 6.1%
64,008	Gladstone Commercial Corp.	1,040,130
41,588	Rayonier, Inc.	1,055,504
	Total Real Estate Investment Trusts	2,095,634
	(Cost $2,133,058)
	Total Investments – 99.7%	34,506,559
	(Cost $34,426,316) (b)
	Net Other Assets and Liabilities – 0.3%	117,314
	Net Assets – 100.0%	$34,623,873

(a)	Non-income producing security.

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Portfolio of Investments (Continued)
October 31, 2020
(b)	Aggregate cost for federal income tax purposes was $34,463,044. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,089,827 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,046,312. The net unrealized appreciation was $43,515.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 32,410,925	$ 32,410,925	$ —	$ —
Real Estate Investment Trusts*	2,095,634	2,095,634	—	—
Total Investments	$ 34,506,559	$ 34,506,559	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $34,426,316)	$ 34,506,559
Cash	842,528
Receivables:
Fund shares sold	80,365
Dividends	12,184
Interest	583
Prepaid expenses	39,613
Total Assets	35,481,832
LIABILITIES:
Payables:
Investment securities purchased	685,347
Fund shares redeemed	82,067
Audit and tax fees	37,611
Transfer agent fees	16,392
Custodian fees	10,871
Administrative fees	8,899
Investment advisory fees	4,986
Registration fees	2,587
12b-1 distribution and service fees	2,319
Legal fees	1,958
Trustees’ fees and expenses	1,481
Commitment and administrative agency fees	1,317
Shareholder reporting fees	1,145
Financial reporting fees	771
Other liabilities	208
Total Liabilities	857,959
NET ASSETS	$34,623,873
NET ASSETS consist of:
Paid-in capital	$ 35,755,455
Par value	12,694
Accumulated distributable earnings (loss)	(1,144,276)
NET ASSETS	$34,623,873
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $3,326,217 and 124,367 shares of beneficial interest issued and outstanding)	$26.75
Maximum sales charge (5.50% of offering price)	1.56
Maximum offering price to public	$28.31
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $1,810,649 and 77,734 shares of beneficial interest issued and outstanding)	$23.29
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $29,487,007 and 1,067,285 shares of beneficial interest issued and outstanding)	$27.63

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Dividends	$ 373,060
Interest	6,060
Total investment income	379,120
EXPENSES:
Investment advisory fees	303,029
Transfer agent fees	93,164
Registration fees	54,692
Administrative fees	52,645
Commitment and administrative agency fees	35,582
12b-1 distribution and/or service fees:
Class A	12,758
Class C	21,860
Audit and tax fees	31,644
Shareholder reporting fees	25,179
Custodian fees	17,039
Trustees’ fees and expenses	15,982
Financial reporting fees	9,250
Legal fees	5,295
Other	8
Total expenses	678,127
Fees waived and expenses reimbursed by the investment advisor	(234,495)
Net expenses	443,632
NET INVESTMENT INCOME (LOSS)	(64,512)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,090,820)
Net change in unrealized appreciation (depreciation) on investments	(1,923,083)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,013,903)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,078,415)
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ (64,512)	$ (55,834)
Net realized gain (loss)	(1,090,820)	(76,445)
Net change in unrealized appreciation (depreciation)	(1,923,083)	1,470,642
Net increase (decrease) in net assets resulting from operations	(3,078,415)	1,338,363
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	—	(777,653)
Class C Shares	—	(433,615)
Class I Shares	—	(1,288,554)
Total distributions to shareholders from investment operations	—	(2,499,822)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	24,850,336	15,538,706
Proceeds from shares reinvested	—	2,411,744
Cost of shares redeemed	(14,178,172)	(11,374,675)
Net increase (decrease) in net assets resulting from capital transactions	10,672,164	6,575,775
Total increase (decrease) in net assets	7,593,749	5,414,316
NET ASSETS:
Beginning of period	27,030,124	21,615,808
End of period	$34,623,873	$27,030,124

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights
For a Share outstanding throughout each period
Class A Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 30.95	$ 33.98	$ 34.48	$ 27.81	$ 26.34
Income from investment operations:
Net investment income (loss) (a)	(0.10)	(0.08)	(0.20)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	(4.10)	0.83	1.63	7.20	1.97
Total from investment operations	(4.20)	0.75	1.43	7.04	1.87
Distributions paid to shareholders from:
Net realized gain	—	(3.78)	(1.93)	(0.37)	(0.40)
Net asset value, end of period	$26.75	$30.95	$33.98	$34.48	$27.81
Total return (b)	(13.57)%	4.77%	4.16%	25.53%	7.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,326	$ 8,612	$ 6,692	$ 5,656	$ 3,767
Ratio of total expenses to average net assets	2.69%	2.66%	2.71%	3.56%	5.69%
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.61% (c)
Ratio of net investment income (loss) to average net assets	(0.34)%	(0.28)%	(0.56)%	(0.50)%	(0.38)%
Portfolio turnover rate	18%	25%	35%	28%	15%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.60%.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class C Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 27.30	$ 30.61	$ 31.47	$ 25.61	$ 24.51
Income from investment operations:
Net investment income (loss) (a)	(0.26)	(0.27)	(0.42)	(0.36)	(0.28)
Net realized and unrealized gain (loss)	(3.75)	0.74	1.49	6.59	1.78
Total from investment operations	(4.01)	0.47	1.07	6.23	1.50
Distributions paid to shareholders from:
Net realized gain	—	(3.78)	(1.93)	(0.37)	(0.40)
Net asset value, end of period	$23.29	$27.30	$30.61	$31.47	$25.61
Total return (b)	(14.65)%	4.33%	3.34%	24.58%	6.28%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,811	$ 2,671	$ 3,621	$ 3,962	$ 3,237
Ratio of total expenses to average net assets	4.06%	3.87%	3.69%	4.45%	6.28%
Ratio of net expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.36% (c)
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.03)%	(1.31)%	(1.25)%	(1.12)%
Portfolio turnover rate	18%	25%	35%	28%	15%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.35%.

See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 31.76	$ 34.65	$ 35.07	$ 28.40	$ 26.84
Income from investment operations:
Net investment income (loss) (a)	(0.03)	(0.01)	(0.11)	(0.09)	(0.05)
Net realized and unrealized gain (loss)	(4.10)	0.90	1.62	7.13	2.01
Total from investment operations	(4.13)	0.89	1.51	7.04	1.96
Distributions paid to shareholders from:
Net realized gain	—	(3.78)	(1.93)	(0.37)	(0.40)
Net asset value, end of period	$27.63	$31.76	$34.65	$35.07	$28.40
Total return (b)	(13.00)%	5.14%	4.30%	24.99%	7.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 29,487	$ 15,747	$ 11,302	$ 7,273	$ 2,101
Ratio of total expenses to average net assets	1.96%	2.22%	2.33%	3.22%	5.63%
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(0.11)%	(0.02)%	(0.29)%	(0.28)%	(0.16)%
Portfolio turnover rate	18%	25%	35%	28%	15%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/Confluence Small Cap Value Fund
October 31, 2020
1. Organization
First Trust/Confluence Small Cap Value Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in equity securities of U.S. listed companies with small market capitalizations (“Small-Cap Companies”) at the time of investment that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020
appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020
gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2020, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $3,895 and a decrease to paid-in capital of $3,895. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$—	$395,428
Capital gains	—	2,104,394
Return of capital	—	—
As of October 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(1,187,791)
Net unrealized appreciation (depreciation)	80,243
Total accumulated earnings (losses)	(1,107,548)
Other	(36,728)
Paid-in capital	35,768,149
Total net assets	$34,623,873
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, the Fund had $1,130,537 of non-expiring net capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2020, the Fund incurred and elected to defer net ordinary losses of $57,254.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust and Confluence have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2022 and then from exceeding 1.70% from March 1, 2022 to February 28, 2031 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Confluence are subject to recovery on a Fund class level, if applicable, by First Trust and Confluence for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the fiscal year ended October 31, 2020 and the expenses borne by First Trust and Confluence subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2020	Total
$ 234,495	$ —	$ 218,185	$ 253,404	$ 234,495	$ 706,084
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Value	Shares	Value
Sales:
Class A	26,001	$ 761,076	103,037	$ 3,048,286
Class C	23,357	553,787	18,114	478,101
Class I	839,947	23,535,473	398,202	12,012,319
Total Sales	889,305	$ 24,850,336	519,353	$ 15,538,706
Dividend Reinvestment:
Class A	—	$ —	29,335	$ 738,665
Class C	—	—	18,550	413,302
Class I	—	—	48,885	1,259,777
Total Dividend Reinvestment	—	$ —	96,770	$ 2,411,744
Redemptions:
Class A	(179,871)	$ (5,399,489)	(51,089)	$ (1,496,122)
Class C	(43,480)	(1,082,702)	(57,126)	(1,504,089)
Class I	(268,391)	(7,695,981)	(277,580)	(8,374,464)
Total Redemptions	(491,742)	$ (14,178,172)	(385,795)	$ (11,374,675)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2020, were $16,659,751 and $5,125,742, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2020.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust/Confluence Small Cap Value Fund (the “Fund”), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers, when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 18, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest.
The order of the below risk factors does not indicate the significance of any particular risk factor.
BDC RISK. A BDC may invest in the equity and fixed income securities of smaller and developing companies as well as companies that are experiencing financial crises. Investments in these types of companies present a greater risk of loss due to the companies’ youth and limited track records. They are also generally more susceptible to competition and economic and market changes due to limited products and market shares. In addition, the securities of smaller and developing companies and companies experiencing financial crises typically have limited liquidity. A BDC may use leverage (e.g., borrowing and the issuance of fixed income and preferred securities) to finance its own operations and may suffer significant losses if market fluctuations cause the BDC’s net asset value to decline or if related interest charges exceed investment income. The Fund has no control over the investments made by BDCs, and BDCs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset value and that an active market may not develop for their shares.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
GROWTH STOCKS INVESTMENT RISK. Stocks exhibiting growth characteristics tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets.

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET CAPITALIZATION RISK. There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
REAL ESTATE COMPANIES RISK. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the Advisor and the Sub-Advisor agreed to extend the current expense caps for each share class through February 28, 2022 and agreed to keep the long-term expense cap in place from March 1, 2022 through February 28, 2031. The Board noted that fees waived or expenses borne by the Advisor and the Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group. The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2019.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that many of its costs are fixed, allowing for economies of scale. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its

Additional Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor and one of its affiliates from the Sub-Advisor’s relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements. The Board noted certain additional fall-out benefits identified by the Sub-Advisor deriving from the exposure provided by its relationship with the Fund and the Advisor. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust/Confluence Small Cap Value Fund
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Short Duration
High Income Fund

Annual Report
For the Year Ended
October 31, 2020

First Trust Short Duration High Income Fund
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Short Duration High Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Short Duration High Income Fund
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Short Duration High Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new President-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Short Duration High Income Fund
“AT A GLANCE”
As of October 31, 2020 (Unaudited)
Fund Statistics
First Trust Short Duration High Income Fund	Net Asset Value (NAV)
Class A (FDHAX)	$18.91
Class C (FDHCX)	$18.90
Class I (FDHIX)	$18.93

Credit Quality(1)	% of Senior Loans and Other Debt Securities(2)
BBB	0.1%
BBB-	0.0*
BB+	0.5
BB	5.3
BB-	7.7
B+	20.1
B	36.7
B-	16.8
CCC+	7.8
CCC	1.6
CCC-	0.8
D	2.1
Not Rated	0.5
Total	100.0%

*	Amount is less than 0.1%.

Top 10 Issuers	% of Senior Loans and other Securities(2)
Bausch Health Companies, Inc. (Valeant)	4.1%
HUB International Limited	3.0
McAfee, LLC	2.9
Alliant Holdings I, LLC	2.8
Asurion, LLC	2.7
Endo, LLC	2.6
Amwins Group, Inc.	2.6
Internet Brands, Inc. (WebMD/MH Sub I, LLC)	2.4
Caesars Resort Collection, LLC	2.4
Multiplan, Inc. (MPH)	2.3
Total	27.8%
Industry Classification	% of Senior Loans and Other Securities(2)
Software	22.4%
Health Care Providers & Services	18.2
Pharmaceuticals	10.1
Insurance	10.1
Hotels, Restaurants & Leisure	8.1
Media	6.1
Diversified Telecommunication Services	4.4
Health Care Technology	3.2
Diversified Consumer Services	2.7
Containers & Packaging	2.6
Entertainment	2.0
Electric Utilities	1.4
Diversified Financial Services	1.4
Professional Services	1.1
Building Products	1.1
Technology Hardware, Storage & Peripherals	0.8
Commercial Services & Supplies	0.6
Machinery	0.5
Communications Equipment	0.4
Food & Staples Retailing	0.4
Auto Components	0.3
Real Estate Management & Development	0.3
Specialty Retail	0.3
Food Products	0.3
Household Durables	0.3
Aerospace & Defense	0.2
Oil, Gas & Consumable Fuels	0.2
Automobiles	0.2
Airlines	0.2
IT Services	0.1
Life Sciences Tools & Services	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Dividend Distributions	A Shares	C Shares	I Shares
Current Monthly Distribution per Share(3)	$0.0510	$0.0390	$0.0550
Current Distribution Rate on NAV(4)	3.24%	2.48%	3.49%
(1)	The ratings are by Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to its debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.
(2)	Percentages are based on long-term positions. Money market funds are excluded.
(3)	Most recent distribution paid or declared through 10/31/2020. Subject to change in the future.
(4)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2020. Subject to change in the future.

First Trust Short Duration High Income Fund
“AT A GLANCE” (Continued)
As of October 31, 2020 (Unaudited)
Performance of a $10,000 Investment
This chart compares your Fund’s Class I performance to that of the ICE BofA US High Yield Constrained Index, the S&P/LSTA Leveraged Loan Index and the Blended Index(5).

Performance as of October 31, 2020
	A Shares Inception 11/1/2012		C Shares Inception 11/1/2012		I Shares Inception 11/1/2012	Blended Index*	HUC0*	SPBDAL*
Cumulative Total Returns	w/o sales charge	w/max 3.50% sales charge	w/o sales charge	w/max 1.00% contingent deferred sales charge	w/o sales charge	w/o sales charges	w/o sales charges	w/o sales charges
1 Year	2.11%	(1.46)%	1.35%	0.37%	2.37%	2.09%	2.44%	1.71%
Average Annual Total Returns
5 Years	3.55%	2.82%	2.79%	2.79%	3.83%	5.11%	6.12%	4.09%
Since Inception	3.66%	3.20%	2.89%	2.89%	3.93%	4.54%	5.35%	3.70%
30-Day SEC Yield(6)	3.70%		3.07%		4.09%	N/A	N/A	N/A
* Since inception return is based on inception date of the Fund.
Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge (“CDSC”) of 1.00% for Class C Shares in year one and Rule 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.
(5)	The Blended Index return is a 50/50 split between the ICE BofA US High Yield Constrained Index and the S&P/LSTA Leveraged Loan Index returns. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(6)	30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund’s expense ratio and generating a higher yield.

Portfolio Commentary
First Trust Short Duration High Income Fund
Annual Report
October 31, 2020 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 16 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2020, the First Trust Leveraged Finance Team managed or supervised approximately $5.43 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income and Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President, Deputy Credit Officer and Portfolio Manager
Orlando Purpura, CFA, CMT – Senior Vice President, Chief Credit Officer and Portfolio Manager
Annual Report Commentary
First Trust Short Duration High Income Fund
The primary investment objective of the First Trust Short Duration High Income Fund (the “Fund”) is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation.
Market Recap
As we ended 2019, the Federal Reserve (the “Fed”) had cut interest rates for the last time in October 2019 and in December indicated that no action would be likely in 2020 given the persistently low inflation environment. In January 2020, the United States and China signed “Phase One” of a trade agreement and U.S. economic data remained strong. The combination of a patient Fed, improving U.S.- China trade relations, and a robust domestic economy propelled the S&P 500® Index to new highs in late February 2020. Shortly after, as the coronavirus (“COVID-19”) pandemic gripped the world’s attention, the financial market implications from the onset of the global economic shutdown became clear. Equities experienced their most rapid sell-off since the global financial crisis in 2008. By March 23, 2020, the S&P 500® Index was down nearly -34% from its all-time high set on February 19, 2020. Policy makers then took unprecedented steps to stabilize the markets. Central Banks around the world cut interest rates and governments announced aggressive monetary stimulus packages. Domestically, the CARES Act was passed and signed into law on March 27. The bill included a historic $2 trillion stimulus package aimed at sending financial aid to struggling U.S. citizens and businesses affected by COVID-19. The Fed also cut the target Fed Funds rate by 150 basis points (“bps”) during the month of March. As fears subsided, and optimism that the combination of a re-opening of the U.S. economy and aggressive fiscal and monetary stimulus would result in a quicker than expected recovery, markets surpassed pre-pandemic levels before a resurgence in COVID-19 infections tempered investor optimism at the end of the 12-month period ended October 31, 2020.
Senior Loan Market
Senior loan spreads over 3-month London Interbank Offered Rate (“LIBOR”) increased 70 bps during the 12-month period ended October 31, 2020 to L+585 bps. This is above the long-term average spread of L+518 (December 1997 – October 2020). Retail senior loan funds have experienced 25 consecutive monthly outflows with demand impacted by the dramatic decrease of the 3-month LIBOR rate during the same period.
Single-B rated senior loans outperformed both higher and lower quality senior loans in the same period, returning 3.13% while BB rated issues returned -0.60%, and CCC rated issues returned -1.41% in the period. The average price of senior loans in the market decreased from $95.42 in the beginning of the period to $93.17 at the end of the period.
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries increased 119 bps to end the 12-month period ended October 31, 2020 at T+534 bps, which is well below the spread of T+1087 bps experienced on March 23, 2020 during the depths of the pandemic-induced market selloff. The spread is slightly inside the long-term average spread over U.S. Treasuries of T+566 bps (December 1997 – October 2020). High-yield bond funds experienced robust inflows in the period as the Fed added high-yield bonds to its list of eligible asset classes for purchase under its Secondary Market Corporate Credit Facility. This combined with investor appetite for yield drove strong demand.
Higher quality high-yield bonds (BB rated) outperformed lower quality high-yield bonds (B rated or below) in the period, which was a continuation of the trend from the prior year period. High-yield bond issues rated BB returned 4.60%, outperforming the 0.77% return of B rated issues and outperforming the -2.73% return of issues rated CCC in the period. The average price of high-yield bonds in the market at the beginning of the period was $99.09. The price dropped to $78.60 on March 23, 2020, and subsequently recovered to end the period with an average price of $99.29.

Portfolio Commentary (Continued)
First Trust Short Duration High Income Fund
Annual Report
October 31, 2020 (Unaudited)
Default Rates
During the 12-month period ended October 31, 2020, default rates increased within the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index. The last twelve months (“LTM”) default rate within the high-yield bond market ended the period at 6.34% compared to the 2.54% default rate at the beginning of the period. The senior loan market default rate ended the period at 4.11% compared to the 1.43% rate at the beginning of the period. The default rate in both the high-yield bond market and the senior loan market are above the long-term average default rates of 3.17% and 2.90%, respectively. Looking forward, we anticipate high yield and senior loan market default rates to remain above the long-term averages through 2021, but anticipate a decline in the default rate as the economy recovers and the introduction of a vaccine bring a recovery to the industries most impacted by COVID-19.
Fund Performance
The Fund’s Class I shares returned 2.37% over the 12-month period ended October 31, 2020. The Blended Benchmark (the “Benchmark”) (comprised of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofA US High Yield Constrained Index) returned 2.09% over the same period.
The Fund held 175 individual positions diversified across 30 industries at the end of the reporting period. Software (22.4%), Health Care Providers & Services (18.2%), and Pharmaceuticals (10.1%) were the Fund’s top three industry exposures. By comparison, the Fund held 162 individual positions across 31 industries at October 31, 2019. The Fund increased its allocation to high-yield bonds from 15.89% to 22.72% during the period. The Fund’s duration remained low and increased from 0.50 years to 0.81 years.
During the LTM, the Fund’s performance significantly benefitted from its de minimis position in the oil & gas industry. The oil & gas industry was one of the worst performing industries in the Benchmark during the period. The average weight of the oil & gas industry in the Benchmark during the LTM period was 7.54%, while the Fund held a 0.04% allocation to the oil & gas industry. The significant underweight during a period of declining energy prices was significantly accretive to the Fund. In addition, the Fund benefited from its overweight position and asset selection in the healthcare industry and its overweight position and asset selection in the electronics/electrical (technology) industry. Within the healthcare industry, the Fund’s overweight position in a healthcare cost management solutions company, a healthcare facilities company, and a managed services provider all outperformed the broader healthcare industry. The healthcare industry is expected to benefit from a divided government which we believe will result in no major healthcare legislation or significant changes to the regulatory environment. Moreover, we anticipate a continued recovery in healthcare volumes as the economy continues to recover from COVID-19. Finally, the electronics/electrical (technology) industry significantly outperformed the broader index during the LTM period. The average weight to the electronics/electrical (technology) industry in the Benchmark was 10.24%, while the Fund had a 16.61% allocation to the technology & electronics industry.
Somewhat offsetting these contributors was the Fund’s underweight position to the automotive industry, and asset selection within the leisure and nonferrous metals/minerals industries. Within the automotive industry the Fund’s holdings in a specialty automotive lighting company and an automotive parts manufacturer underperformed the broader automotive industry. Within the leisure industry, the primary driver of underperformance was the Fund’s overweight exposure to movie theaters. Movie theaters continue to face headwinds as new movie releases have been pushed further out on the calendar as the industry awaits a COVID-19 vaccine. Lastly within the nonferrous metals/minerals industry, the primary detractor on a relative basis was the Fund’s overweight in a coal company.
The Fund’s most recent monthly distribution of $0.055 per share is below the $0.075 per share distribution paid in October 2019. Over the LTM period, the 3-month LIBOR dropped 168 bps from 1.90% to 0.22% at the end of October 2020, and distributions followed suit. At the end of the period, the effective yield based on the distributions for the trailing twelve months was 4.44% based on NAV.
Market and Fund Outlook
We believe senior loans and high-yield bonds are supported by spreads that remain in line with the long-term average, opportunistic pockets of value across ratings and industries, a low interest rate environment and an improving U.S. economy. Moreover, while the default rate has increased during the period, we believe individual credits that came into this recession with too much leverage and sectors most impacted by COVID-19 will face a higher likelihood of defaults including, but not limited to, Energy, Travel, Leisure and Retail, in no particular order. However, businesses that haven’t been impacted by COVID-19 have continued to perform well.
We remain confident that improving economic conditions, unprecedented support from the Fed, and the potential for additional stimulus will provide a backdrop for continued recovery in high-yield bonds and senior loans, in our opinion. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

First Trust Short Duration High Income Fund
Understanding Your Fund Expenses
October 31, 2020 (Unaudited)
As a shareholder of the First Trust Short Duration High Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2020.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Actual Expenses			Hypothetical (5% Return Before Expenses)
Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020 - 10/31/2020 (a)	Beginning Account Value 5/1/2020	Ending Account Value 10/31/2020	Expenses Paid During Period 5/1/2020 - 10/31/2020 (a)	Annualized Expense Ratios (b)
Class A	$ 1,000.00	$ 1,058.80	$ 6.42	$ 1,000.00	$ 1,018.90	$ 6.29	1.24%
Class C	1,000.00	1,054.30	10.28	1,000.00	1,015.13	10.08	1.99
Class I	1,000.00	1,060.60	5.13	1,000.00	1,020.16	5.03	0.99

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2020 through October 31, 2020), multiplied by 184/366 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps.

First Trust Short Duration High Income Fund
Portfolio of Investments
October 31, 2020
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 73.9%
	Aerospace & Defense – 0.2%
$354,113	Spirit Aerosystems, Inc., Term Loan B, 1 Mo. LIBOR + 5.25%, 0.75% Floor	6.00%	01/30/25	$353,228
	Airlines – 0.0%
66,316	Delta Air Lines, Inc., Term Loan B, 3 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	09/16/27	65,999
	Application Software – 14.9%
542,644	CCC Information Services, Inc. (Cypress), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	04/26/24	536,203
1,518,947	Epicor Software Corp., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	07/30/27	1,511,732
1,905,555	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	11/30/27	1,873,408
3,669,833	Hyland Software, Inc., 2018 Refinancing Term Loan, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	07/01/24	3,612,180
1,983,665	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	09/15/24	1,947,721
2,094,542	Internet Brands, Inc. (WebMD/MH Sub I, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	09/13/24	2,022,217
1,352,664	LogMeIn, Inc. (Logan), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor	4.89%	08/31/27	1,309,555
4,734,716	McAfee, LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.89%	09/30/24	4,682,066
64,489	Micro Focus International (MA Financeco, LLC), Miami Escrow TL B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.65%	06/21/24	60,620
435,511	Micro Focus International (MA Financeco, LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.65%	06/21/24	409,380
1,428,929	Micro Focus International (MA Financeco, LLC), Term Loan B4, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	06/05/25	1,419,998
1,165,633	Milano Acquisition Corp., Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	10/01/27	1,144,267
268,481	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), 2019 Incremental Term Loan B, 3 Mo. LIBOR + 4.25%, 0.00% Floor	4.48%	04/26/24	263,447
1,342,606	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	04/26/24	1,315,082
1,565,911	SolarWinds Holdings, Inc., 2018 Refinancing Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	02/05/24	1,534,593
1,170,110	Solera Holdings, Inc., Term Loan B, 2 Mo. LIBOR + 2.75%, 0.00% Floor	2.92%	03/03/23	1,136,891
69,523	Ultimate Software Group, Inc., 2020 Incremental Term Loan, 3 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	05/03/26	69,045
323,852	Veeam Software Holdings Limited (VS Buyer, LLC), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	02/28/27	315,756
				25,164,161
	Auto Parts & Equipment – 0.3%
1,119,616	Lumileds (Bright Bidco B.V.), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	06/30/24	521,371
	Broadcasting – 0.9%
240,433	iHeartCommunications, Inc., Incremental Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	05/01/26	231,316
1,310,302	iHeartCommunications, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	04/29/26	1,228,172
				1,459,488
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Cable & Satellite – 1.1%
$1,533,683	Cablevision (aka CSC Holdings, LLC), October 2018 Incremental Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.40%	01/15/26	$1,479,528
405,897	Cablevision (aka CSC Holdings, LLC), Sept. 2019 Term Loan B-5, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.65%	04/15/27	392,401
				1,871,929
	Casinos & Gaming – 5.0%
225,345	Caesars Resort Collection, LLC, Term B-1 Loans, 1 Mo. LIBOR + 4.50%, 0.00% Floor	4.65%	06/30/25	217,952
3,975,100	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	12/22/24	3,717,831
1,314,032	CityCenter Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.00%	04/18/24	1,233,548
1,090,925	Golden Nugget, Inc., Term Loan B, 2 Mo. LIBOR + 2.50%, 0.75% Floor	3.25%	10/04/23	958,650
328,475	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	08/14/24	304,969
1,342,723	Scientific Games International, Inc., Term Loan B5, 6 Mo. LIBOR + 2.75%, 0.00% Floor	2.99%	08/14/24	1,246,637
469,168	Station Casinos, Inc. (Red Rocks), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.25% Floor	2.50%	01/31/27	448,445
264,452	Twin River Worldwide Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	05/10/26	251,032
				8,379,064
	Communications Equipment – 0.3%
524,241	Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	04/06/26	505,048
	Data Processing & Outsourced Services – 0.1%
140,715	Cardtronics USA, Inc., Term Loan B, 1 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	06/30/27	140,187
	Electric Utilities – 1.2%
2,053,105	PG&E Corp., Exit Term Loan, 3 Mo. LIBOR + 4.50%, 1.00% Floor	5.50%	06/23/25	2,027,441
	Environmental & Facilities Services – 0.7%
1,047,125	Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	12/04/24	1,028,581
221,871	Trugreen L.P., Second Refinancing Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	11/02/27	220,207
				1,248,788
	Food Distributors – 0.1%
254,587	US Foods, Inc., Incremental B-2019 Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.15%	08/31/26	241,381
	Health Care Facilities – 0.3%
114,552	Acadia Healthcare Company, Inc., Term Loan B4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.65%	02/16/23	113,441
142,097	Gentiva Health Services, Inc. (Kindred at Home), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.44%	07/02/25	138,900
164,960	Select Medical Corporation, Term Loan B, 6 Mo. LIBOR + 2.50%, 0.00% Floor	2.78%	03/06/25	160,475
				412,816

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services – 11.3%
$1,192,964	Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	04/21/24	$1,016,155
3,327,628	athenahealth, Inc. (VVC Holding Corp.), Term Loan B, 3 Mo. LIBOR + 4.50%, 0.00% Floor	4.75%	02/15/26	3,252,757
3,532,587	CHG Healthcare Services, Inc., Term Loan, 6 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	06/07/23	3,444,272
1,597,599	DuPage Medical Group (Midwest Physician Admin. Services, LLC), Repricing Term Loan, 1 Mo. LIBOR + 2.75%, 0.75% Floor	3.50%	08/15/24	1,553,665
2,441,483	Envision Healthcare Corporation, Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	3.90%	10/10/25	1,735,235
191,883	Global Medical Response, Inc. (fka Air Medical), 2018 New Term Loan, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	03/14/25	185,226
430,153	Help at Home (HAH Group Holding Company, LLC), Initial Term Loans, 3 Mo. LIBOR + 5.00%, 1.00% Floor	6.00%	10/31/27	422,626
430,175	Packaging Coordinators, Inc. (PCI Pharma), Term Loan B, 6 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	11/30/27	422,380
1,655,461	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	08/31/24	1,566,216
1,148,072	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/06/24	932,808
1,601,714	U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%, 0.00% Floor	5.19%	06/28/26	1,537,149
3,002,988	Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	4.65%	08/27/25	2,941,997
				19,010,486
	Health Care Technology – 2.1%
42,671	Change Healthcare Holdings, LLC, Closing Date Term Loan, 1 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	03/01/24	41,599
585,994	Change Healthcare Holdings, LLC, Closing Date Term Loan, 3 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	03/01/24	571,274
643	Press Ganey (Azalea TopCo, Inc.), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	07/25/26	619
254,085	Press Ganey (Azalea TopCo, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	3.71%	07/25/26	244,556
2,739,410	Zelis Payments Buyer, Inc., Initial Term Loan, 1 Mo. LIBOR + 4.75%, 0.00% Floor	4.90%	09/30/26	2,719,358
				3,577,406
	Household Appliances – 0.2%
420,586	Traeger Grills (TGP Holdings III, LLC), 2018 Refinancing Term Loan, 1 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	09/25/24	402,009
	Human Resource & Employment Services – 0.5%
930,054	Alight, Inc. (fka Tempo Acq.), Non Extended Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	05/01/24	898,376
	Industrial Machinery – 0.5%
794,840	Thyssenkrupp Elevator (Vertical U.S. Newco Inc.), Term Loan B, 6 Mo. LIBOR + 4.25%, 0.00% Floor	4.57%	07/31/27	782,425
	Insurance Brokers – 8.5%
3,606,332	Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	05/09/25	3,467,812
3,963,304	Amwins Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	01/25/24	3,905,836
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Insurance Brokers (Continued)
$719,618	AssuredPartners, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	02/15/27	$693,532
876,701	BroadStreet Partners, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	01/31/27	844,044
275,796	Cross Financial Corp., Term Loan B, 1 Mo. LIBOR + 4.50%, 1.00% Floor	5.50%	09/15/27	274,417
287,681	HUB International Limited, 2019 Incremental Term Loan B2, 3 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	04/25/25	285,849
10,359	HUB International Limited, Term Loan B, 2 Mo. LIBOR + 3.00%, 0.00% Floor	3.19%	04/25/25	9,948
4,040,186	HUB International Limited, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	3.21%	04/25/25	3,879,750
133,838	Ryan Specialty Group, LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor	4.00%	09/01/27	132,666
858,435	USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	3.22%	05/15/24	826,064
				14,319,918
	Integrated Telecommunication Services – 3.2%
789,200	Frontier Communications Corp., Term Loan B-1, 3 Mo. PRIME + 2.75%, 0.75% Floor (c)	6.00%	06/15/24	773,597
2,649,323	Numericable (Altice France S.A. or SFR), Term Loan B-12, 1 Mo. LIBOR + 3.69%, 0.00% Floor	3.84%	01/31/26	2,557,603
269,754	Numericable (Altice France S.A. or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor	4.24%	08/14/26	261,408
1,891,664	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	03/09/27	1,819,933
				5,412,541
	Interactive Home Entertainment – 0.8%
1,353,438	Playtika Holding Corp., Term Loan B, 6 Mo. LIBOR + 6.00%, 1.00% Floor	7.00%	12/10/24	1,352,518
	Leisure Facilities – 0.9%
1,825,300	ClubCorp Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	2.97%	09/18/24	1,528,981
	Managed Health Care – 2.7%
3,514,748	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	06/07/23	3,465,787
1,157,013	Versant Health (Wink Holdco, Inc.), Initial Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	12/02/24	1,150,511
				4,616,298
	Movies & Entertainment – 1.0%
2,306,771	Cineworld Group PLC (Crown), Term Loan B, 6 Mo. LIBOR + 2.50%, 0.00% Floor	2.77%	02/28/25	1,282,749
73,982	Live Nation Entertainment, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.94%	10/17/26	68,511
450,919	PUG, LLC (Stubhub), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.65%	02/12/27	392,863
				1,744,123
	Other Diversified Financial Services – 1.2%
2,079,601	Refinitiv US Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	10/01/25	2,046,140

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Packaged Foods & Meats – 0.1%
$124,421	BellRing Brands, LLC, Term Loan B, 1 Mo. LIBOR + 5.00%, 1.00% Floor	6.00%	10/21/24	$124,700
105,901	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	07/07/24	105,571
				230,271
	Paper Packaging – 2.3%
2,979,843	Graham Packaging Company, L.P., Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	07/28/27	2,952,517
900,780	Reynolds Group Holdings, Inc., Tranche B-1 US Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	02/05/23	882,891
				3,835,408
	Pharmaceuticals – 4.7%
313,568	Akorn, Inc., Exit Take Back Term Loan , 3 Mo. LIBOR + 7.50%, 1.00% Floor (d)	8.50%	09/30/25	314,091
3,378,467	Bausch Health Companies, Inc. (Valeant), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	06/01/25	3,295,425
1,359,351	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 4.75%, 0.75% Floor (c)	5.50%	09/24/24	1,251,283
198,079	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 6 Mo. LIBOR + 5.00%, 0.75% Floor (c)	5.75%	02/24/25	182,110
1,254,458	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	2.90%	09/27/24	1,201,595
1,720,374	Pharmaceutical Product Development, Inc. (PPDI/Jaguar), 2018 Term Loan, 1 Mo. LIBOR + 2.50%, 1.00% Floor	3.50%	08/18/22	1,706,095
				7,950,599
	Publishing – 0.1%
175,925	Meredith Corp., Tranche B-3 Term Loan, 3 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	01/31/25	171,820
	Research & Consulting Services – 0.4%
428,314	Clarivate Analytics PLC (Camelot), Amendment No. 2 Incremental Term Loans, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.00%	10/31/26	423,140
139,031	Clarivate Analytics PLC (Camelot), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	10/31/26	135,149
56,038	Nielsen Finance, LLC (VNU, Inc.), Term Loan B5, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	06/30/25	55,814
				614,103
	Restaurants – 0.9%
4,100	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/05/25	3,891
1,594,932	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 6 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	02/05/25	1,513,415
				1,517,306
	Specialized Consumer Services – 2.6%
2,346,485	Asurion, LLC, Second Lien Replacement B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor	6.65%	08/04/25	2,346,485
433,646	Asurion, LLC, Term Loan B7, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	11/03/24	425,051
1,559,550	Asurion, LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.15%	11/03/23	1,529,342
				4,300,878
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Systems Software – 4.8%
$2,434,081	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	09/19/24	$2,419,428
234,945	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 7.00%, 1.00% Floor	8.00%	09/19/25	236,120
1,886,751	BMC Software Finance, Inc. (Boxer Parent), Initial Dollar Term Loan, 1 Mo. LIBOR + 4.25%, 0.00% Floor	4.40%	10/02/25	1,830,828
492,301	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	06/13/24	463,855
4,736	Riverbed Technology, Inc., Term Loan B, 2 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	04/24/22	4,220
1,785,445	Riverbed Technology, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	4.25%	04/24/22	1,590,903
978,248	Sophos Group PLC (Surf), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	3.75%	03/05/27	946,211
598,488	SUSE (Marcel Lux IV SARL), Facility B1 USD, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.40%	03/15/26	578,666
				8,070,231
	Total Senior Floating-Rate Loan Interests			124,772,738
	(Cost $130,002,740)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 15.8%
	Airlines – 0.1%
176,000	Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets Ltd. (e)	6.50%	06/20/27	183,590
	Apparel Retail – 0.2%
410,000	Nordstrom, Inc.	4.00%	03/15/27	343,918
	Application Software – 0.2%
86,000	BY Crown Parent, LLC/BY Bond Finance, Inc. (e)	4.25%	01/31/26	87,182
291,000	LogMeIn, Inc. (e)	5.50%	09/01/27	295,365
				382,547
	Automobile Manufacturers – 0.2%
222,000	Ford Motor Co.	9.00%	04/22/25	261,889
	Automotive Retail – 0.1%
155,000	KAR Auction Services, Inc. (e)	5.13%	06/01/25	156,356
	Broadcasting – 3.8%
633,000	Cumulus Media New Holdings, Inc. (e)	6.75%	07/01/26	589,776
410,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (e)	5.38%	08/15/26	240,363
1,097,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (e)	6.63%	08/15/27	439,239
500,000	E.W. Scripps (The) Co. (e)	5.13%	05/15/25	477,812
500,000	Gray Television, Inc. (e)	7.00%	05/15/27	540,000
675,000	iHeartCommunications, Inc.	8.38%	05/01/27	656,117
625,000	iHeartCommunications, Inc. (e)	4.75%	01/15/28	597,931
1,917,000	Sinclair Television Group, Inc. (e)	5.63%	08/01/24	1,916,711
382,000	Univision Communications, Inc. (e)	5.13%	02/15/25	376,031
500,000	Univision Communications, Inc. (e)	6.63%	06/01/27	506,562
				6,340,542
	Casinos & Gaming – 0.4%
51,000	Boyd Gaming Corp. (e)	8.63%	06/01/25	55,893

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Casinos & Gaming (Continued)
$422,000	Caesars Entertainment, Inc. (e)	6.25%	07/01/25	$432,813
190,000	Golden Nugget, Inc. (e)	6.75%	10/15/24	161,124
				649,830
	Coal & Consumable Fuels – 0.2%
500,000	Peabody Energy Corp. (e)	6.00%	03/31/22	229,688
246,000	Peabody Energy Corp. (e)	6.38%	03/31/25	76,260
				305,948
	Communications Equipment – 0.1%
200,000	CommScope Technologies, LLC (e)	5.00%	03/15/27	187,004
	Food Retail – 0.2%
415,000	Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s, LLC (e)	3.50%	02/15/23	422,013
	Health Care Facilities – 1.7%
815,000	Tenet Healthcare Corp.	6.75%	06/15/23	860,265
695,000	Tenet Healthcare Corp. (e)	4.63%	09/01/24	712,167
348,000	Tenet Healthcare Corp.	5.13%	05/01/25	344,851
173,000	Tenet Healthcare Corp. (e)	4.63%	06/15/28	175,703
781,000	Tenet Healthcare Corp. (e)	6.13%	10/01/28	759,034
				2,852,020
	Health Care Services – 1.6%
1,468,000	Global Medical Response, Inc. (e)	6.50%	10/01/25	1,451,485
752,000	MEDNAX, Inc. (e)	5.25%	12/01/23	759,050
144,000	Providence Service (The) Corp. (e)	5.88%	11/15/25	146,790
388,000	Verscend Escrow Corp. (e)	9.75%	08/15/26	417,827
				2,775,152
	Health Care Technology – 1.0%
1,687,000	Change Healthcare Holdings, LLC/Change Healthcare Finance, Inc. (e)	5.75%	03/01/25	1,688,383
	Insurance Brokers – 1.2%
1,069,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (e)	6.75%	10/15/27	1,124,257
227,000	AmWINS Group, Inc. (e)	7.75%	07/01/26	243,131
676,000	HUB International Ltd. (e)	7.00%	05/01/26	693,579
				2,060,967
	Integrated Telecommunication Services – 0.9%
1,000,000	Frontier Communications Corp. (c) (e)	8.50%	04/01/26	1,007,250
215,000	Frontier Communications Corp. (c) (e)	5.88%	10/15/27	220,891
325,000	Zayo Group Holdings, Inc. (e)	6.13%	03/01/28	328,403
				1,556,544
	Managed Health Care – 0.2%
300,000	MPH Acquisition Holdings, LLC (e)	5.75%	11/01/28	295,125
	Movies & Entertainment – 0.1%
137,000	Cinemark USA, Inc.	4.88%	06/01/23	115,116
43,000	Live Nation Entertainment, Inc. (e)	6.50%	05/15/27	46,065
				161,181
	Oil & Gas Exploration & Production – 0.0%
625,000	Mesquite Energy, Inc. (c) (f) (g)	6.13%	01/15/23	6,250
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Packaged Foods & Meats – 0.1%
$214,000	B&G Foods, Inc.	5.25%	04/01/25	$220,634
	Paper Packaging – 0.2%
348,000	Graham Packaging Co., Inc. (e)	7.13%	08/15/28	364,313
	Real Estate Services – 0.2%
270,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.88%	06/15/24	292,950
	Research & Consulting Services – 0.1%
118,000	Nielsen Finance, LLC/Nielsen Finance Co. (e)	5.63%	10/01/28	121,909
	Restaurants – 0.6%
922,000	IRB Holding Corp. (e)	7.00%	06/15/25	984,244
78,000	IRB Holding Corp. (e)	6.75%	02/15/26	78,293
				1,062,537
	Systems Software – 1.6%
258,000	Boxer Parent Co., Inc. (e)	9.13%	03/01/26	275,092
2,244,000	SS&C Technologies, Inc. (e)	5.50%	09/30/27	2,387,796
				2,662,888
	Technology Hardware, Storage & Peripherals – 0.8%
1,360,000	Dell International, LLC/EMC Corp. (e)	5.88%	06/15/21	1,364,978
	Total Corporate Bonds and Notes			26,719,468
	(Cost $27,470,913)
FOREIGN CORPORATE BONDS AND NOTES – 6.0%
	Building Products – 1.1%
100,000	Cemex S.A.B. de C.V. (e)	7.75%	04/16/26	105,925
1,455,000	Cemex S.A.B. de C.V. (e)	7.38%	06/05/27	1,604,516
100,000	Cemex S.A.B. de C.V. (e)	5.45%	11/19/29	105,955
				1,816,396
	Integrated Telecommunication Services – 0.1%
173,000	Altice France S.A. (e)	7.38%	05/01/26	180,742
	Other Diversified Financial Services – 0.1%
133,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	4.50%	09/15/23	138,211
	Pharmaceuticals – 4.6%
249,000	Bausch Health Cos., Inc. (e)	5.50%	03/01/23	249,156
45,000	Bausch Health Cos., Inc. (e)	5.88%	05/15/23	44,922
3,000,000	Bausch Health Cos., Inc. (e)	6.13%	04/15/25	3,083,250
3,926,000	Endo DAC/Endo Finance, LLC/Endo Finco, Inc. (e)	9.50%	07/31/27	4,218,821
250,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (c) (e) (f)	5.63%	10/15/23	81,250
250,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (c) (e) (f)	5.50%	04/15/25	85,000
				7,762,399
	Real Estate Services – 0.1%
196,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. (e)	5.88%	04/15/23	208,002
	Total Foreign Corporate Bonds and Notes			10,105,750
	(Cost $10,337,178)

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
Shares	Description	Value
COMMON STOCKS – 0.3%
	Broadcasting – 0.0%
426	Cumulus Media Holdings (h)	$2,155
	Electric Utilities – 0.1%
14,134	Vistra Corp.	245,508
	Oil & Gas Exploration & Production – 0.0%
47,894	Ascent Resources - Marcellus LLC Class A Common Shares (h) (i)	37,118
	Pharmaceuticals – 0.2%
26,696	Akorn, Inc. (d) (g)	300,330
	Total Common Stocks	585,111
	(Cost $683,527)
RIGHTS – 0.0%
	Electric Utilities – 0.0%
14,134	Vistra Energy Corp., no expiration date (g) (h)	15,788
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (g) (h) (j) (k)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (g) (h) (j) (k)	0
		0
	Total Rights	15,788
	(Cost $23,097)
WARRANTS – 0.0%
	Oil & Gas Exploration & Production – 0.0%
12,400	Ascent Resources - Marcellus, LLC First Lien Warrants, expiring 3/20/23 (g) (h)	372
	(Cost $1,240)
MONEY MARKET FUNDS – 6.0%
10,157,168	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (l)	10,157,168
	(Cost $10,157,168)
	Total Investments – 102.0%	172,356,395
	(Cost $178,675,863) (m)
	Net Other Assets and Liabilities – (2.0)%	(3,419,350)
	Net Assets – 100.0%	$168,937,045

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	This issuer has filed for protection in bankruptcy court.
(d)	On October 1, 2020, Akorn Holding Company LLC completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, the Fund received a portion of a new exit term loan and a share of the newly issued common equity shares in the re-organized company.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $33,585,017 or 19.9% of net assets.
(f)	This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(h)	Non-income producing security.
(i)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $37,118 or 0.0% of net assets.
(j)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $0 or 0.0% of net assets.
(k)	This security’s value was determined using significant unobservable inputs. (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).
(l)	Rate shown reflects yield as of October 31, 2020.
(m)	Aggregate cost for federal income tax purposes was $178,821,899. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $856,331 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,268,494. The net unrealized depreciation was $6,412,163.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 124,772,738	$ —	$ 124,772,738	$ —
Corporate Bonds and Notes*	26,719,468	—	26,719,468	—
Foreign Corporate Bonds and Notes*	10,105,750	—	10,105,750	—
Common Stocks:
Oil & Gas Exploration & Production	37,118	—	37,118	—
Pharmaceuticals	300,330	—	300,330	—
Other industry categories*	247,663	247,663	—	—
Rights:
Electric Utilities	15,788	—	15,788	—
Life Sciences Tools & Services	—**	—	—	—**
Warrants*	372	—	372	—
Money Market Funds	10,157,168	10,157,168	—	—
Total Investments	$ 172,356,395	$ 10,404,831	$ 161,951,564	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 Investments that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $178,675,863)	$ 172,356,395
Cash	14,255
Receivables:
Investment securities sold	2,103,905
Interest	763,392
Fund shares sold	85,819
Prepaid expenses	8,541
Total Assets	175,332,307
LIABILITIES:
Payables:
Investment securities purchased	5,632,212
Fund shares redeemed	394,643
Investment advisory fees	119,485
Distributions	84,167
Audit and tax fees	65,409
Shareholder reporting fees	26,036
12b-1 distribution and service fees	19,041
Legal fees	15,001
Custodian fees	11,697
Transfer agent fees	11,391
Administrative fees	9,300
Commitment fees	3,013
Trustees’ fees and expenses	1,345
Financial reporting fees	771
Registration fees	434
Unrealized depreciation on unfunded loan commitments	135
Other liabilities	1,182
Total Liabilities	6,395,262
NET ASSETS	$168,937,045
NET ASSETS consist of:
Paid-in capital	$ 186,658,755
Par value	89,268
Accumulated distributable earnings (loss)	(17,810,978)
NET ASSETS	$168,937,045
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $22,510,114 and 1,190,292 shares of beneficial interest issued and outstanding)	$18.91
Maximum sales charge (3.50% of offering price)	0.69
Maximum offering price to public	$19.60
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $15,629,242 and 826,728 shares of beneficial interest issued and outstanding)	$18.90
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $130,797,689 and 6,909,765 shares of beneficial interest issued and outstanding)	$18.93

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 6,992,413
Dividends	7,491
Other	87,519
Total investment income	7,087,423
EXPENSES:
Investment advisory fees	962,648
12b-1 distribution and/or service fees:
Class A	77,474
Class C	181,342
Transfer agent fees	107,572
Administrative fees	90,426
Registration fees	71,345
Audit and tax fees	61,995
Shareholder reporting fees	38,538
Legal fees	38,140
Commitment fees	35,585
Custodian fees	34,799
Trustees’ fees and expenses	15,920
Financial reporting fees	9,250
Other	10,375
Total expenses	1,735,409
NET INVESTMENT INCOME (LOSS)	5,352,014
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(3,100,216)
Net change in unrealized appreciation (depreciation) on:
Investments	(786,367)
Unfunded loan commitments	(135)
Net change in unrealized appreciation (depreciation)	(786,502)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,886,718)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,465,296
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 5,352,014	$ 8,467,475
Net realized gain (loss)	(3,100,216)	(1,514,526)
Net change in unrealized appreciation (depreciation)	(786,502)	(2,784,614)
Net increase (decrease) in net assets resulting from operations	1,465,296	4,168,335
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(1,180,172)	(1,757,602)
Class C Shares	(563,189)	(843,454)
Class I Shares	(3,886,213)	(5,811,107)
Total distributions to shareholders from investment operations	(5,629,574)	(8,412,163)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	(130,180)	—
Class C shares	(63,524)	—
Class I shares	(450,129)	—
Total distributions to shareholders from return of capital	(643,833)	—
CAPITAL TRANSACTIONS:
Proceeds from shares sold	77,756,904	52,916,051
Proceeds from shares reinvested	4,909,562	6,804,587
Cost of shares redeemed	(68,721,478)	(127,848,002)
Net increase (decrease) in net assets resulting from capital transactions	13,944,988	(68,127,364)
Total increase (decrease) in net assets	9,136,877	(72,371,192)
NET ASSETS:
Beginning of period	159,800,168	232,171,360
End of period	$168,937,045	$159,800,168

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights
For a Share outstanding throughout each period
Class A Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 19.31	$ 19.62	$ 20.00	$ 19.97	$ 19.83
Income from investment operations:
Net investment income (loss) (a)	0.67	0.86	0.84	0.79	0.87
Net realized and unrealized gain (loss)	(0.28)	(0.32)	(0.33)	0.15	0.18
Total from investment operations	0.39	0.54	0.51	0.94	1.05
Distributions paid to shareholders from:
Net investment income	(0.71)	(0.85)	(0.87)	(0.91)	(0.91)
Return of capital	(0.08)	—	(0.02)	—	—
Total distributions	(0.79)	(0.85)	(0.89)	(0.91)	(0.91)
Net asset value, end of period	$18.91	$19.31	$19.62	$20.00	$19.97
Total return (b)	2.11%	2.82%	2.61%	4.79%	5.47%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 22,510	$ 37,836	$ 57,982	$ 72,462	$ 55,640
Ratio of total expenses to average net assets	1.25%	1.23%	1.19%	1.21%	1.27%
Ratio of net expenses to average net assets	1.25%	1.23%	1.19%	1.26% (c)	1.27% (c)
Ratio of net investment income (loss) to average net assets	3.56%	4.39%	4.22%	3.96%	4.44%
Portfolio turnover rate	88%	37%	97%	100%	62%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $250,000 or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.25%.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class C Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 19.30	$ 19.60	$ 19.98	$ 19.95	$ 19.81
Income from investment operations:
Net investment income (loss) (a)	0.53	0.71	0.69	0.64	0.72
Net realized and unrealized gain (loss)	(0.28)	(0.31)	(0.33)	0.15	0.18
Total from investment operations	0.25	0.40	0.36	0.79	0.90
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.70)	(0.73)	(0.76)	(0.76)
Return of capital	(0.07)	—	(0.01)	—	—
Total distributions	(0.65)	(0.70)	(0.74)	(0.76)	(0.76)
Net asset value, end of period	$18.90	$19.30	$19.60	$19.98	$19.95
Total return (b)	1.35%	2.11%	1.85%	4.01%	4.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 15,629	$ 20,802	$ 23,625	$ 24,393	$ 23,841
Ratio of total expenses to average net assets	2.00%	1.98%	1.94%	1.96%	2.02%
Ratio of net expenses to average net assets	2.00%	1.98%	1.94%	2.01% (c)	2.02% (c)
Ratio of net investment income (loss) to average net assets	2.79%	3.68%	3.47%	3.20%	3.70%
Portfolio turnover rate	88%	37%	97%	100%	62%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.00%.

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 19.33	$ 19.63	$ 20.00	$ 19.97	$ 19.83
Income from investment operations:
Net investment income (loss) (a)	0.72	0.91	0.89	0.85	0.92
Net realized and unrealized gain (loss)	(0.28)	(0.31)	(0.32)	0.14	0.18
Total from investment operations	0.44	0.60	0.57	0.99	1.10
Distributions paid to shareholders from:
Net investment income	(0.75)	(0.90)	(0.92)	(0.96)	(0.96)
Return of capital	(0.09)	—	(0.02)	—	—
Total distributions	(0.84)	(0.90)	(0.94)	(0.96)	(0.96)
Net asset value, end of period	$18.93	$19.33	$19.63	$20.00	$19.97
Total return (b)	2.37%	3.13%	2.92%	5.06%	5.74%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 130,798	$ 101,163	$ 150,564	$ 139,015	$ 112,644
Ratio of total expenses to average net assets	1.00%	0.98%	0.94%	0.96%	1.02%
Ratio of net expenses to average net assets	1.00%	0.98%	0.94%	1.01% (c)	1.02% (c)
Ratio of net investment income (loss) to average net assets	3.78%	4.67%	4.47%	4.21%	4.69%
Portfolio turnover rate	88%	37%	97%	100%	62%

(a)	Based on average shares outstanding.
(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.
(c)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.00%.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Short Duration High Income Fund
October 31, 2020
1. Organization
First Trust Short Duration High Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s primary investment objective is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in high-yield debt securities and bank loans that are rated below-investment grade or unrated. High-yield debt securities are below-investment grade debt securities, commonly known as “junk bonds.” For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Floating-Rate Loan interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2020
Shares of open-end funds are valued at fair value which is based on NAV per share.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2020
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At October 31, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2020
these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. As of October 31, 2020, the Fund had the following unfunded loan commitment:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Help at Home (HAH Group Holding Company, LLC), Term Loan	$ 54,291	$ 53,476	$ 53,341	$ (135)
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2020, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $195,543, a decrease in accumulated net realized gain (loss) of $43,511, and a decrease to paid-in capital of $152,032. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$5,629,574	$8,412,163
Capital gains	—	—
Return of capital	643,833	—
As of October 31, 2020, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(11,398,815)
Net unrealized appreciation (depreciation)	(6,412,163)
Total accumulated earnings (losses)	(17,810,978)
Other	—
Paid-in capital	186,748,023
Total net assets	$168,937,045
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2020, the Fund had $11,398,815 of non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2020
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2020, the Fund did not defer any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
G. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) until February 28, 2022 and then from exceeding 1.35% from March 1, 2022 to February 28, 2031 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust are subject to recovery on a Fund class level, if applicable, by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. There were no advisory fee waivers or expense reimbursements for the fiscal year ended October 31, 2020.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2020
also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Value	Shares	Value
Sales:
Class A	192,900	$ 3,651,650	569,717	$ 11,104,686
Class C	67,559	1,298,226	211,490	4,056,294
Class I	3,815,091	72,807,028	1,939,846	37,755,071
Total Sales	4,075,550	$ 77,756,904	2,721,053	$ 52,916,051
Dividend Reinvestment:
Class A	59,808	$ 1,133,017	78,670	$ 1,523,416
Class C	27,666	522,965	36,353	705,843
Class I	171,826	3,253,580	235,410	4,575,328
Total Dividend Reinvestment	259,300	$ 4,909,562	350,433	$ 6,804,587
Redemptions:
Class A	(1,021,329)	$ (18,968,740)	(1,644,746)	$ (31,315,773)
Class C	(346,122)	(6,514,798)	(375,414)	(7,279,173)
Class I	(2,311,909)	(43,237,940)	(4,612,591)	(89,253,056)
Total Redemptions	(3,679,360)	$ (68,721,478)	(6,632,751)	$ (127,848,002)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2020, were $136,501,367 and $125,383,042, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the “BNYM Line of Credit”) with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the Statement of Operations in the “Commitment fees” line item. To the extent that the Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. As of October 31, 2020, the Fund did not have any outstanding borrowings under the Line of Credit.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2020
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Short Duration High Income Fund (the “Fund”), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 18, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2020, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2020, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest.
The following summarizes some of the risks that should be considered for the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
BANK LOANS RISK. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If the Fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the Fund to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.
CONVERTIBLE SECURITIES RISK. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price and more like a debt security when the underlying stock price is low relative to the conversion price.

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOAN RISK. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DISTRESSED SECURITIES RISK. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in high-yield securities that are not in default. Generally, the Fund will not receive interest payments from the distressed securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a distressed debt security, the Fund may lose its entire investment in the security.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLOATING RATE SECURITIES RISK. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for the Fund.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIBOR RISK. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
LIQUIDITY RISK. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates are perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in the Fund to change.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or,

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
VALUATION RISK. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the First Trust Short Duration High Income Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Leveraged Finance Investment Team, including the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable by the Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense caps for each share class through February 28, 2022 and agreed to keep the long-term expense cap in place from March 1, 2022 through February 28, 2031. The Board noted that fees waived or expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that the Fund is unique in its composition, which makes assembling peers with the same strategy and asset mix difficult. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group. The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the Performance Universe median for the one- and three-year periods ended December 31, 2019 and

Additional Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
performed at the Performance Universe median for the five-year period ended December 31, 2019. The Board also noted that the Fund (Class A shares) underperformed the blended benchmark index for the one-, three- and five-year periods ended December 31, 2019.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Short Duration High Income Fund
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $109,000 for the fiscal year ended October 31, 2019 and $109,000 for the fiscal year ended October 31, 2020.

Audit Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, including conducting the seed audit and preparation of the seed audit consent, and are not reported under paragraph (a) of this Item were $0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2019 and $0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2020.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for tax consultation and/or tax return preparation and professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $19,200 for the fiscal year ended October 31, 2019 and $37,047 for the fiscal year ended October 31, 2020, which also included Passive Foreign Investment Company Identification Services.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2019 and $0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2020.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2019 and $0 for the Investment Adviser and $0 for the Distributor for the fiscal year ended October 31, 2020.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:    Adviser and Distributor:

(b) 0%         (b) 0%

(c) 0%         (c) 0%

(d) 0%         (d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2019 were $19,200 for the registrant, $28,500 for the registrant’s investment adviser, $34,400 for the registrant’s distributor and $18,500 for Stonebridge Advisors LLC, which is under common control with the registrant’s investment adviser and serves as the registrant’s sub-advisor for the First Trust Preferred Securities and Income Fund (“Stonebridge”); and for the fiscal year ended October 31, 2020 were $37,047 for the registrant, $70,370 for the registrant’s investment adviser, $99,830 for the registrant’s distributor and $18,000 for Stonebridge.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Series Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	January 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	January 11, 2021

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date:	January 11, 2021

* Print the name and title of each signing officer under his or her signature.